NET INDUSTRIAL LEASE




                    This Lease is between NONAR ENTERPRISES,


                 a California general partnership ("Landlord"),




                                       and




           VERSAFORM CORPORATION, a California corporation ("Tenant"),



                        Executed as of September 12, 2003



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                                TABLE OF CONTENTS


1.      LEASE OF PREMISES......................................................2
2.      EXHIBITS AND ADDENDA...................................................2
3.      DEFINITIONS............................................................3
4.      DELIVERY OF POSSESSION.................................................9
5.      LANDLORD'S REPRESENTATIONS AND WARRANTIES; ACCEPTANCE.................10
6.      USE, LIMITATIONS......................................................10
7.      RENT..................................................................19
8.      LATE CHARGES..........................................................21
9.      SECURITY DEPOSIT......................................................22
10.     RENTAL ABATEMENT......................................................22
11.     OPTION TO EXTEND......................................................22
12.     ADDITIONAL SPACE -OPTION TO EXPAND....................................23
13.     TENANT IMPROVEMENTS...................................................23
14.     TENANT IMPROVEMENT ALLOWANCE..........................................24
15.     OPERATING EXPENSES....................................................24
16.     TAXES, ASSESSMENTS....................................................27
17.     MAINTENANCE...........................................................29
18.     UTILITIES AND SERVICES................................................32
19.     INDEMNITY AND EXCULPATION.............................................34
20.     INSURANCE.............................................................36
21.     ALTERATIONS...........................................................39
22.     MECHANICS' LIENS......................................................41
23.     DESTRUCTION...........................................................42
24.     CONDEMNATION..........................................................44
25.     ASSIGNMENT............................................................46
26.     DEFAULT...............................................................51
27.     ADVERTISING...........................................................58
28.     NO PUBLIC DISCLOSURES.................................................58
29.     LANDLORD'S ENTRY ON PREMISES..........................................59
30.     OFFSET STATEMENT ATTORNMENT, SUBORDINATION............................61
31.     NOTICE................................................................63
32.     WAIVER................................................................63
33.     SALE OR TRANSFER OF PREMISES..........................................64
34.     HOLDING OVER..........................................................64
35.     SURRENDER OF PREMISES.................................................65
36.     ABANDONMENT...........................................................66
37.     ATTORNEYS' FEES.......................................................66
38.     ACCESS; CHANGES IN BUILDING FACILITIES NAME...........................67
39.     QUIET ENJOYMENT.......................................................67
40.     FORCE MAJEUR..........................................................68
41.     RELATIONSHIP OF PARTIES...............................................68
42.     GENERAL PROVISIONS....................................................68

                              NET INDUSTRIAL LEASE

         This Lease between NONAR ENTERPRISES, a California general partnership ("Landlord"), and VERSAFORM CORPORATION, a California corporation ("Tenant"), executed as of September , 2003.

1.   LEASE OF PREMISES.

     1.1. In consideration of the Rent (as defined in the Article titled "Rent") and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises described in the Article titled "Definitions." The Premises are located within the Building described in the Article titled "Definitions." Tenant shall have the nonexclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Project Enhancement Areas and Unit Shared Use Areas (as defined in the Article titled "Definitions").

     1.2 Tenant has examined the Premises and is fully informed of their condition.

     1.3. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Premises or with regard to airspace above the top of the roof of the Building in which the Premises is located.

2.   EXHIBITS AND ADDENDA.

     The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

     2.1. Exhibit "A" - Site Plan designating the Premises, Building, Unit and Project Enhancement Areas.

     2.2    Exhibit "B" - Rules and Regulations.

     2.3 Exhibit "C" - Building Floor Plan, Landlord's Work and Tenant Improvements to the Premises.

     2.4    Exhibit "D" - Tenant's Trade Fixtures

     2.5    Exhibit "E" - Permitted Tenant Materials

     2.6    Exhibit "F" - Operating Expenses

3.   DEFINITIONS.

     As used in this Lease, the following terms shall have the following meanings:

     3.1. Base Rent: $31,628.00 per month, based on rent at $0.43 per rentable square foot per month for 75,554 rentable square feet (as determined pursuant to Section 3.14 of this Lease).

     3.2. Building: The building in the Project containing the Premises and having the address of 1377 Specialty Drive, Vista, California.

     3.3. Commencement Date: October 1, 2003, or the date of Landlord's receipt of a Certificate of Occupancy for the Premises, whichever is later.

     3.4. Expiration Date: Ten (10) years after the Commencement Date, unless otherwise sooner terminated in accordance with the provisions of this Lease.

     3.5.   Landlord's  Mailing  Address:  NONAR  ENTERPRISES,   4275  Executive
            Square, Suite 1020 La Jolla, California 92037 Attention: Michael P. Cafagna, General Partner

     3.6. Tenant's Mailing Address: VERSAFORM CORPORATION 1377 Specialty Drive Vista, CA 92083 Attention: Duane Hahn, General Manager

     3.7. Operating Expenses: As defined in the Article titled "Operating Expenses." Operating Expenses will be determined as provided in the Article titled "Operating Expenses," and may be more or less than the estimated Operating Expenses.

     3.8.   Intentionally omitted.

     3.9. Premises: Commencing October 1, 2003, Tenant shall occupy that portion of the Project located at 1377 Specialty Drive, Vista, California, consisting of Suites A-B, and containing approximately 73,554 square feet of Rentable Area (subject to adjustment pursuant, to Section 3.14 of this Lease), shown by diagonal lines on Exhibit "C." Commencing October 1, 2004, Tenant shall occupy that portion of the Project located at 1377 Specialty Drive, Vista, California, consisting of Suites A-C, and containing approximately 85,004 square feet of Rentable Area (subject to adjustment pursuant to Section
            3.14 of this Lease), shown by diagonal lines on Exhibit "C" and thereafter the term "Premises" shall mean and refer to Suites A, B and C.

     3.10. Project: A multi-tenant industrial/office/commercial real property development of Landlord and Landlord's affiliates located in Vista, California. The Project includes the land, the buildings and all other improvements located thereon, including the Project Enhancement Areas and the Unit Shared Use Areas. The Project is known as the Rancho Vista Business Park.

     3.11. Project Enhancement Areas: Specific areas of one or more lots within the Project which have been designated to be used for the enhancement of the Project. Project Enhancement Areas may include, but are not limited to, landscaped areas containing lighted monument signs for the Project.

     3.12. Project Enhancement Area Expenses: All direct costs of operation and maintenance of the Project Enhancement Areas, as determined by standard accounting practices, including, but not limited to, electrical lighting for Project monument signs, water for landscaping, landscape maintenance and repair and reserves.

     3.13. Rent: All costs and expenses that Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent. The sum total of such costs and expenses plus the Base Rent is at times referred to herein as the "Rent".

     3.14. Rentable Area: As to the Premises, the rentable square footage of the portion of the Building as may from time to time be leased by Tenant under this Lease as determined according to a method for industrial buildings similar to the Standard Method For Measuring Floor Area In Office Buildings, ANSI/BOMA Z65.1-1996. As to the Building, the rentable square footage of the Building as determined according to the Standard Method For Measuring Floor Area In Office Buildings, ANSI/BOMA Z65.1-1996. If Tenant shall notify Landlord that Tenant disputes the measurement of the Premises as determined by Landlord, then Landlord and Tenant shall jointly choose an architect to determine the Rentable Area of the Premises. Such architect's determination shall be binding and conclusive on Landlord and Tenant. If the square footage determination made by such architect exceeds or is less than the disputed square footage determination made by Landlord, then the amount of Base Rent payable by Tenant under this Lease and Tenant's Pro Rata Share of the Building (as defined in Section 3.17 of this Lease) shall be proportionally adjusted and Landlord shall pay the fees of such architect for making such determination. If such architect concurs with the square footage determination made by Landlord, then Tenant shall pay the fees of such architect for making such determination.

     3.15.  Security  Deposit  (See  the  Article  titled  "Security  Deposit"):
            $36,551.72.

     3.16. Tenant's First Adjustment Date (See the Article titled "Rent"): The first day of the first calendar month following the Commencement Date plus twelve (12) months.

     3.17. Tenant's Pro Rata Share of the Building: Tenant's Pro Rata Share of the Building is a fraction, the numerator of which is the Rentable Area of the Premises (as determined pursuant to Section 3.14 of this Lease), and the denominator of which is the total Rentable Area of the Building (as determined pursuant to Section 3.14 of this Lease). As of the date hereof, Tenant's Pro Rata Share of the Building is 86.53%. If Rentable Area is added to or removed from the Premises or the Building, Landlord shall recalculate Tenant's Pro Rata Share of the Building for purposes of this Lease.

     3.18. Tenant's Pro Rata Share of the Project: Such share is calculated as follows: Tenant's Pro Rata Share of the Building times a fraction, the numerator of which is the gross square footage of the lot on which the Premises is located (the "Lot") as reasonably determined by Landlord, and the denominator of which is 2,617,630 (the total gross square footage of the Project). As of the date hereof, the gross square footage of the Lot is 213,357 square feet and Tenant's Pro Rata Share of the Project is 7.05%. If land is added to or removed from the Project or the Lot, Landlord shall recalculate (i) the total gross square footage of the Project or the Lot, as applicable, and (ii) Tenant's Pro Rata Share of the Project for purposes of this Lease.

     3.19. Tenant's Pro Rata Share of the Unit: Such share is calculated as follows: Tenant's Pro Rata Share of the Building times a fraction, the numerator of which is the gross square footage of the Lot, and the denominator of which is the total gross square footage of all the lots in the Unit, as determined by Landlord from time to time. As of the date hereof, the total gross square footage of all lots in the Unit is 213,357 square feet and Tenant's Pro Rata Share of the Unit is 86.53%. If land is added to or removed from the any of the lots in the Unit, Landlord shall recalculate the total gross square footages of the lots in the Unit and Tenant's Pro Rata Share of the Unit for purposes of this Lease.

     3.20.  Tenant's  Use Clause (See the Article  titled  "Use,  Limitations"):
            Tenant shall use and occupy the Premises for general office purposes and for the manufacture, heat treating, forming, cutting, warehousing, inventory and distribution of aircraft related products and related purposes and for any other purpose approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. The manufacture and forming of aircraft related products may include, without limitation, (i) stretching, drilling and routing of aluminum and steel over dies and other metal forming activities, (ii) use of heat treating ovens, (iii) welding and (iv) minor painting.

     3.21. Term: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date. For purposes of this Lease, the term "Term" shall mean the initial ten (10) year term of this Lease, plus any extension of such ten (10) year term exercised by Tenant pursuant to Section 11 of this Lease.

     3.22.  Trade Name: Versaform

     3.23. Unit: The portion of the Project consisting of the Lot. The Unit is depicted and designated on the Site Plan attached hereto as Exhibit "A"

     3.24. Unit Shared Use Area: All areas of a lot within the Unit except for buildings and Exclusive Use Areas, if any.

     3.25. Unit Shared Use Area Expenses: All direct costs of operation and maintenance of the Unit Shared Use Areas of the Unit, as determined by standard accounting practices, including, but not limited to, exterior lighting, exterior water, landscape maintenance and repair, porter, parking lot maintenance and repair, trash collection services and reserves.

     3.26.  Miscellaneous Definitions:

     Alteration: any addition or change to, or modification of, the Premises made by Tenant after the completion of construction of the Tenant Improvements, including, without limitation, fixtures, but excluding Tenant's Trade Fixtures, and Tenant Improvements.

     Authorized Representative: any officer, agent, employee, or independent contractor retained or employed by either Party, acting within authority given him by that Party.

     Claims:all  claims,   actions,   demands,   liabilities,   damages,  costs,
            penalties, forfeitures, losses or expenses, including, without limitation, reasonable attorneys' fees and the costs and expenses of enforcing any indemnification, defense or hold harmless obligation under the Lease.

     Commencement Date Memorandum: the form of memorandum attached to the Lease.

     Damage:injury, deterioration, or loss to a person or property caused by another person's acts or omissions. Damage includes death.

     Damages: a monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to his person, property, or rights through another's act or omission.

     Declaration:  that  certain   Declaration  of  Covenants,   Conditions  and
            Restrictions for Rancho Vista Business Park recorded in the San Diego County Recorder's Office on July 25, 1991 as Document No. 1991-0367696.

     Destruction: any damage to or disfigurement of the Premises.

     Domestic Water: metered water service to the interior of the Building.

     Encumbrance: any deed of trust,  mortgage, or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     Expiration: the coming to an end of a time period specified in the Lease, including, without limitation, any extension of the Term resulting from the exercise of an option to extend.

     Good   Condition:   first-class,  neat,  clean,  and  broom-clean  physical
            condition, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.

     Hold Harmless: to defend and indemnify from all liability, losses, penalties, damages, costs, expenses (including, without limitation, reasonable attorneys' fees), causes of action, claims, or judgments arising out of or related to any damage, as defined hereinabove, to any person or property. Landlord Parties: Landlord and Property Manager and their respective officers, directors, partners, shareholders, members and employees.

     Landlord's Work: The work listed and referred to as "Landlord's Work" on Exhibit "C."

     Law: any law, judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, direction, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the Parties, Project, Building, or the Premises in effect either at the time of execution of the Lease or at any time during the Term, including, without limitation, any regulation or order of a quasi-official entity or body (e.g., board of fire examiners or public utilities). The reference in this Lease to any legislation or any portion thereof shall be read as though the words "or any statutory modifications or re-enactment thereof or any statutory provisions substituted in lieu thereof' were added to such reference.

     Lender:the beneficiary, mortgagee, secured Party, or other holder of an encumbrance, as defined hereinabove.

     Lien: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this Lease are mechanics' liens.

     Maintenance: repairs, repainting, and cleaning.

     Mortgage: any mortgage, deed of trust, security interest or other security document of like nature that at any time may encumber all or any part of the Project and any replacements, renewals, amendments, modifications, extensions or refinancings thereof, and each advance (including future advances) made under any such instrument.

     Party: shall mean Landlord or Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that Party shall be joint and several.

     Person:one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

     ProjectTenant: a person or entity (or their successor in interest) who has signed a valid existing lease for a space in the Project.

     Property Manager: an agent Landlord may appoint from time to time to manage the Project. Property Manager is authorized to manage the Project. Landlord appointed Property Manager to act as Landlord's agent for leasing, managing, and operating the Project. The Property Manager then serving is authorized to accept service of process and to receive and give notices and demands on Landlord's behalf.

     Provision: any term, agreement, covenant, condition, clause, qualification, restriction,  reservation,  or other  stipulation in this Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either Party.

     Restoration: the reconstruction, rebuilding, rehabilitation, and repairs that are necessary to return destroyed portions of the Premises and other property to substantially the same physical condition in which they were immediately before the destruction.

     Successor: assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either Party.

     Tenant Improvements: any addition to or modification of the Premises made by or for Tenant before, at, or near the commencement of the Term, including, without limitation, fixtures (not including Tenant's Trade Fixtures).

     Tenant's Personal Property: Tenant's equipment, furniture, merchandise, and movable property placed in the Premises by Tenant, including Tenant's Trade Fixtures.

     Tenant's Taxes: Any and all taxes, assessments, levies, fees, and other governmental charges of every kind or nature levied or assessed by municipal, county, state, federal, or other taxing or assessing authorities with respect to: all furniture, fixtures, equipment, and any other personal property of any kind owned by Tenant and placed, installed, or located within, upon, or about the Premises to the extent that the property tax on such property is assessed directly to Landlord; all alterations of whatsoever kind or nature, if any, made by or for Tenant to the Premises after the execution of this Lease; and the leasehold interest of Tenant. Tenant's Taxes shall also include taxes irrespective of whether any of the items are assessed as real or personal property and irrespective of whether any of such items or taxes are assessed to or against Landlord or Tenant.

     Tenant's Trade Fixtures: any machinery, equipment, apparatus, appliance or other property and all appurtenances thereto from time to time installed in or on or affixed to the Premises by Tenant for purposes of conducting of Tenant's business on the Premises, including, without limitation, the machinery, equipment, apparatus, appliances and property listed on Exhibit "D".

     Termination: the ending of the Term before expiration for any reason.

4.   DELIVERY OF POSSESSION.

     4.1. Prior to delivery of possession of the Premises to Tenant, Landlord, at Landlord's sole cost and expense, shall perform Landlord's Work in a good and workmanlike manner and in substantial accordance with all applicable Laws. If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change, the validity of this Lease shall not be impaired, this Lease shall be neither void nor voidable, but Rent shall be abated until delivery of possession. Notwithstanding the foregoing, if Landlord does not deliver possession of the Premises to Tenant in the condition required hereunder by November 1, 2003, Tenant shall have the right to terminate this Lease.

     4.2. Landlord shall permit Tenant to enter into possession of the Premises before the Commencement Date for the purpose of constructing the Tenant Improvements and installing Tenant's Trade Fixtures and such possession shall be subject to the provisions of this Lease, except for the payment of Rent.

     4.3. If the delay in completion of Landlord's Work is the result of any delay caused by Tenant (a "Tenant delay"), the Commencement Date shall not be delayed by the number of days of such Tenant delay and, for purposes of Tenant's obligation to pay Rent, the Commencement Date shall be deemed to have occurred on the date that the Premises would have been ready for occupancy but for the Tenant delay. In the event Tenant requests not to initially improve certain areas of the Premises, the Commencement Date for those areas will be the same as the improved Premises.

     4.4.   Intentionally omitted.

     4.5. After the Commencement Date, Landlord will deliver to Tenant the Commencement Date Memorandum with all blanks completed. Tenant will, within 10 business days after receiving it, execute and deliver to Landlord the Commencement Date Memorandum. Tenant's failure to execute and deliver to Landlord the Commencement Date Memorandum does not affect any obligation of Tenant under this Lease. If Tenant does not timely execute and deliver to Landlord the Commencement Date Memorandum, Landlord and any prospective purchaser or encumbrancer may conclusively rely on the information contained in the unexecuted Commencement Date Memorandum that Landlord delivered to Tenant.

5.   LANDLORD'S REPRESENTATIONS AND WARRANTIES; ACCEPTANCE.

     5.1. Landlord represents and warrants that as of the date hereof and as of the Commencement Date, (i) the Lot, the Building, the Premises and the Unit Shared Use Area(s) located within the Unit comply in all material respects with all applicable Laws and covenants or restrictions of record in effect (provided, however, that said representations and warranties shall not apply to any Tenant Improvements made by Tenant prior to the Commencement Date); (ii) the roof, existing mechanical, plumbing, heating, ventilation and air conditioning equipment and systems serving the Premises comply in all material respects with the requirements of all applicable Laws, are in good working order and condition and are suitable for operation over the initial Term of this Lease, (iii) Landlord, or one of its affiliates, is the owner in fee of the Lot, the Building and the Premises; (iv) Landlord has no knowledge that Tenant's intended use as described in Section 3.20 of this Lease, will violate any applicable zoning ordinances, and (v) Landlord has full power and authority to lease the Premises to Tenant.

     5.2. The taking of possession or use of the Premises by Tenant for any purpose other than construction of the Tenant Improvements and the installation of Tenant's Trade Fixtures shall conclusively establish that the Premises were, at such time, in satisfactory condition (except for latent defects) and in conformity with the provisions of this Lease in all respects, excepting only items not comprising a part of the Tenant's Improvements of which Tenant shall give Landlord written notice in reasonable detail within fifteen (15) days after Tenant takes such possession or commences such use of the Premises or the Term of this Lease otherwise commences. Landlord shall correct or repair the items mentioned in such notice promptly following Landlord's receipt of such notice from Tenant.

     5.3. Tenant acknowledges that except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to their suitability or fitness for the conduct of Tenant's business or for any other purpose.

6.   USE, LIMITATIONS.

     6.1. Tenant shall use the Premises solely for the purposes set forth in the Tenant's Use Clause and for no other use without Landlord's prior written consent. Landlord shall not unreasonably withhold or delay its consent to any request by Tenant for a modification of the purposes for which the Premises may be used under this Lease as set forth in the Tenant's Use Clause, so long as the same will not impair the structural integrity of the Premises or the Building or the mechanical or electrical systems therein, and is not significantly more burdensome to the Premises and the Building. If Landlord objects to a requested change in use of the Premises, Landlord shall, within ten (10) business days after receiving such request from Tenant, give written notification of same, which notice shall include an explanation of Landlord's objections to the requested change in use.

     6.2. Tenant shall conduct its business at the Premises under the trade name set forth in the Tenant's Trade Name Clause and under no other trade name unless first obtaining the written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed.

     6.3. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises or its contents. To the extent that the rate of any insurance carried by Landlord is increased as a result of Tenant's use of the Premises, Tenant shall pay to Landlord within ten (10) business days before the date Landlord is obligated to pay such increased premium of insurance (provided that Landlord has previously delivered to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises, as permitted in this Lease) or within ten (10) business days after Landlord delivers such certificate to Tenant, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

     6.4. Tenant shall comply in all material respects with all terms and conditions of the Declaration relating to Tenant's use and occupancy of the Premises.

     6.5. Tenant shall comply in all material respects with all Laws concerning the Premises or Tenant's use of the Premises, including, without limitation, the obligation at Tenant's cost to alter,
            maintain,   change,  or  restore  the  Premises  in  compliance  and
            conformity with all Laws relating to the condition, use, or occupancy of the Premises during the Term. Tenant will also comply in all material respects with the reasonable requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the conditions, use, or occupancy of the Premises. Tenant agrees to install at its sole cost and expense any improvements, changes, or alterations required by any governmental authority as a result of Tenant's use of the Premises or its manner of operation or any Alterations made by Tenant. If Tenant contests the validity or application of any Law or other requirement of any governmental authority, Tenant shall furnish a bond as reasonably required by Landlord and shall protect, defend, hold harmless, and indemnify Landlord to the reasonable satisfaction of Landlord from and against all claims, losses, damages, costs, expenses, and liabilities arising from any such contest, including reasonable attorneys' fees incurred by Landlord in monitoring Tenant's compliance.

     6.6. Tenant shall not do or permit anything to be done in or about the Premises that will, in any way, unreasonably obstruct or interfere with the rights of other Project Tenants or occupants of the Project or materially injure them. Tenant shall not use the Premises in any manner that will cause, maintain, permit, or constitute waste, nuisance, or an unreasonable annoyance to the quiet enjoyment of any other tenant of the Building (including, without limitation, the use in any manner not permitted under this Lease of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises). Tenant shall not allow the Premises to be used for any unlawful purpose. Landlord expressly acknowledges and agrees that notwithstanding anything to the contrary contained in this Section 6.6, Tenant may install and use speakers on the outside of the Building for paging purposes and Tenant's use of such speakers for such purposes shall not constitute a violation of this Section 6.6.

     6.7. Tenant shall not use the Premises for sleeping, washing clothes, cooking, or except as permitted under this Lease, the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights. Landlord expressly acknowledges and agrees that notwithstanding anything to the contrary contained in this Section 6.7, (i) Tenant may install and use within the Premises, kitchen type facilities and appliances for the purpose of providing food and drink to Tenant's employees and invitees and (ii) the emission of certain odors and the generation of certain noises are incidental to the operation of Tenant's business on the Premises and provided that such noise and odors do not violate any applicable Laws, the generation of such odors and noise by Tenant on the Premises shall not constitute a violation of this Section 6.7.

     6.8. Tenant shall not, without the prior written consent of the Landlord: use any apparatus or device in or about the Premises that will change the temperature otherwise maintained by the air conditioning or heating system; increase the amount of electricity or water, if any, usually furnished or supplied for use of the Premises, Building, or Project for the use described in the Tenant's Use Clause; nor connect with electric current, except through approved electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electric current or water. Landlord expressly acknowledges and agrees that notwithstanding anything to the contrary contained in this Section 6.8, Tenant shall be using heat generating equipment as part of Tenant's business operations on the Premises, and that Tenant's use of such equipment shall not constitute a violation of this Section 6.8.

     6.9. Tenant shall not do or permit anything on the Premises that will cause damage to the Premises. Any overloading of electrical circuits shall be the responsibility of Tenant. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner weaken, materially injure or damage the Premises due to excessive vibrations, shaking or other causes. Landlord reserves the right to prescribe the weight and position of all files, safes, and heavy equipment that Tenant desires to place in the Premises so as to properly distribute weight. Tenant shall be responsible for all structural engineering required to determine structural load. Landlord acknowledges and agrees that notwithstanding anything to the contrary contained in this Section 6.9, certain equipment and machinery used by Tenant in the operation of its business on the Premises will cause vibrations and noise, and that provided that Tenant's use of such equipment and machinery does not violate any applicable Laws, Tenant's use of such equipment and machinery on the Premises shall not constitute a violation of this
            Section 6.9.

     6.10. Tenant shall not display or sell merchandise or allow carts, portable signs, devices or other objects to be stored or remain outside the defined exterior and permanent doorways of the Premises. Notwithstanding anything to the contrary contained in this Section 6.10, Tenant shall have the right to use, without any additional charge to Tenant, approximately 15,000 square feet in the parking area located behind the Building for outside storage/staging (said portion of the parking area being hereinafter referred to as the "Exterior Storage Area") provided that Tenant obtains approval to do so from the City of Vista, California and complies with any screening requirements imposed by such City as a condition of such approval.

     6.11. Tenant's usual and customary business hours are 5:00 a.m. to 7:00 p.m., Monday through Saturday provided, however, that Tenant shall have access to the Premises on a twenty-four (24) hours per day and three hundred sixty five (365) days per year basis, and Tenant may conduct its business on the Premises on such days and during such hours as Tenant from time to time deems necessary, in its sole and absolute discretion.

     6.12. Tenant shall not conduct or permit any sale by auction on the Premises.

     6.13. Tenant shall have for its use and benefit the non-exclusive right in common with Landlord and future owners, other tenants of buildings contained within the Unit and their respective agents, employees, customers, licensees, subtenants, invitees, and all others to whom Landlord has granted or may grant such rights, to use the Unit Shared Use Areas during the entire Term for ingress and egress, roadway, automobile parking and sidewalks. However, Landlord shall, at all times, have the right and privilege of determining the nature and extent of the Unit Shared Use Areas and of making such changes which in its opinion are deemed to be desirable provided, however, proper and reasonable access to the Premises is maintained at all times and any such change does not unreasonably interfere with or disrupt, or have a material adverse effect on, Tenant's business operations in the Premises. Such changes may include, but shall not be limited to the following: Converting Unit Shared Use Areas into leasable areas; adding additional buildings and improvements on the Lot or on adjacent lots, which may share access, Project Enhancement Areas and Unit Shared Use Areas, and parking facilities; constructing additional parking facilities in the Unit Shared Use Areas; increasing or decreasing Unit Shared Use Area land and/or facilities; changing the location, number, size, and shape of driveways, entrances, exits, lobbies, automobile parking spaces, parking areas, loading and unloading areas, ingress, egress, landscaped areas, walkways, the direction and flow of traffic (provided such changes shall not unreasonably restrict or prevent Tenant from having proper access to the Premises for loading, parking or other normal day to day operations); installation of prohibited areas, landscaped areas, and all other facilities thereof. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant. Landlord reserves the right from time to time to close temporarily any of the Unit Shared Use Areas for maintenance purposes so long as reasonable vehicular and pedestrian access to the Premises is available. Nothing contained herein shall be deemed to create any liability upon Landlord as a result of said changes or for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles, unless caused by the negligence or willful misconduct of Landlord, its agents, servants or employees. Any changes in the Unit Shared Use Area land and/or facilities (other than the parking reserved for Tenant's use pursuant to the last sentence of this Section 6.13 and the Exterior Storage Area) shall not entitle Tenant to any compensation or diminution or abatement of rent, nor shall any diminution of such areas be deemed constructive or actual eviction. Except for the parking reserved for Tenant's use pursuant to the last sentence of this Section 6.13 and the Exterior Storage Area, all Unit Shared Use Areas and facilities not located within the Premises, which Tenant may be permitted to use and occupy, pursuant to this Lease, are to be used and occupied under a revocable license. Notwithstanding anything to the contrary contained in this Section 6.13, (i) Tenant shall at all times have the exclusive right to use One Hundred Seventy-Four (174) parking spaces in the parking areas on the Lot which are adjacent to the Building (some of which may be in the Exterior Storage Area) at no additional charge to Tenant, (ii) as of the date hereof, the truck parking area at the west end of the Building is reserved for use by the current tenant of Suite C in the Building and (iii) at such time as Tenant commences occupying Suite C, the use of such truck parking area shall be reserved for Tenant's exclusive use at no additional charge to Tenant.

     6.14. Landlord reserves the right from time to time to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Project above the ceiling surfaces, below the floor surfaces, within the walls and in central core areas of the Premises, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises that are located in the Premises or located elsewhere outside the Premises, and to expand the Project provided that any such installation, use, maintenance, repair and replacement does not unreasonably interfere with or disrupt, or have a material adverse effect on, Tenant's business operations in the Premises. Notwithstanding anything to the contrary contained in this
            Section 6.14, in the event Landlord elects to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises that are located in the Premises or located elsewhere outside the Premises, any such items shall be relocated to locations reasonably acceptable to Tenant. Any work to be performed in the Premises by Landlord under this Section 6.14 shall be performed upon reasonable advance notice to Tenant during Tenant's normal business hours provided, however, that Landlord shall not have access rights to the portion of the Premises housing Tenant's computer equipment or any portion of the Premises from time to time designated as a "secure area" by Tenant unless accompanied by a representative of Tenant.

     6.15. Landlord shall, at all times during the Term, have the sole and exclusive control of the Unit Shared Use Areas, and may, at any time during the Term, exclude and restrain any person from use or occupancy thereof, excepting, however, Tenant, and bona fide customers, patrons, contractors, invitees and service-suppliers of Tenant; and other tenants of Landlord who make use of such areas in accordance with the Rules and Regulations established by Landlord from time to time with respect thereto. The rights of Tenant hereunder, in and to the Unit Shared Use Areas, shall, at all times, be subject to the rights of Landlord, other tenants of the Building and all others to whom Landlord has granted such rights, to use the same in common with Tenant. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Unit Shared Use Areas. It shall be the duty of Tenant to keep all Unit Shared Use Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations on the Premises and to permit the use of any of the parking and roadway access areas only for normal parking and ingress and egress by the such customers, patrons and service-suppliers to and from the Building.

     6.16. If, in the reasonable opinion of Landlord, unauthorized persons are using any Unit Shared Use Areas by reason of the presence of Tenant in the Premises, Tenant, upon written demand of Landlord, shall use reasonable efforts to prevent such use by such unauthorized persons. Nothing herein shall affect the rights of Landlord, at any time, to remove any such unauthorized persons from the Unit Shared Use Areas or to restrain the use of any of the Unit Shared Use Areas by unauthorized persons.

     6.17. Tenant agrees to comply with such reasonable rules and regulations (the "Rules and Regulations") in the use of the Premises and the Unit Shared Use Areas as Landlord may adopt from time to time for the orderly and proper operation of the Project provided that no such Rule or Regulation shall conflict with or materially diminish any right granted to Tenant under this Lease or change in any manner Tenant's hours of operation at the Premises or the parking rights granted to Tenant in Section 6.13 of this Lease. Tenant shall use reasonable efforts to cause others who use the Unit Shared Use Areas with Tenant's express or implied permission to abide by Landlord's Rules and Regulations. Landlord shall provide Tenant thirty (30) days written notice of any amendment to any existing Rules and Regulations or the adoption of any new Rules and Regulations. Landlord acknowledges and agrees that notwithstanding anything to the contrary contained in the Rules and Regulations, (i) trucks (including tractor/trailer combinations) servicing Tenant's business on the Premises and vehicles belonging to business visitors to Tenant's business on the Premises may park overnight in the parking places reserved for Tenant's exclusive use pursuant to Section 6.13 of this Lease, (ii) Tenant may install one or more antennas and satellite dishes on the Building in locations reasonably acceptable to Landlord, and (iii) Tenant may install a card key access system at the main entrance to the Premises and once Tenant takes possession of Suite C within the Building, at the main entrance of the Building. and at any other points of ingress/egress to the Building or at interior points in the Building, without Tenant being deemed to be in breach of any such Rules and Regulations. However, Tenant shall provide Landlord with reasonably sufficient card keys to enable Landlord to have the access necessary to perform Landlord's obligations described in this Lease. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Project of any of such Rules and Regulations. Subject to the limitations contained in the first sentence of this
            Section 6.17, such Rules and Regulations may include, but are not limited to, the following:

            6.17.1.   Normal business hours;

            6.17.2.   Intentionally omitted:

            6.17.3.   The   restricting  of  employee   parking  to  a  limited,
                      designated area or areas and the imposition of fines for violations of such restrictions or designations; and

            6.17.4. The regulation of removal, storage, and disposal of Tenant's refuse and other rubbish.

     6.18. Tenant shall make a reasonable inspection as to the existence of any Hazardous Substances on the Premises prior to the commencement of the Lease as necessary to satisfy itself as to the condition of the Premises.

     6.19. Tenant, at its sole cost and expense, will comply in all material respects with all Hazardous Substances Laws (including, but not limited to any federal, state or local statutes, laws, ordinances or regulations in effect either at the time of execution of the Lease or at any time during the term, that control, classify, regulate, list or define Hazardous Substances) relating to the presence, treatment, storage, transportation, disposal, release or management of Hazardous Substances in, on, under or about the Project. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any Claims relating to or in any way connected with Hazardous Substances in, on, under or about the Project, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord's interest in the Project.

     6.20. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises except as permitted above, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify, defend and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, litigation expenses, attorneys' fees, consultant, and expert fees) of whatever kind or nature, known or unknown, contingent or otherwise, arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action. The provisions of this Section shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease. Notwithstanding the foregoing, Tenant may use nominal amounts of Hazardous Substances as are normal and customary for general office use, provided that Tenant complies with all applicable Laws relating thereto.

            6.20.1. As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is now or hereafter regulated by any local or State government with jurisdiction over the Premises or Tenant, or the United States Government. "Hazardous Substance" includes, but is not limited to, any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to Law. "Hazardous Substance" includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, friable asbestos, PCB's, contaminants, toxic wastes, toxic pollutants, dredged soil, solid waste, pesticides, herbicides, fertilizers and other agricultural chemicals or wastes, incinerator residue, sewage, garbage, sewage sludge, munitions, chemical products and wastes, and any other liquid, solid or gaseous pollutants or hazardous substances or wastes which are or may become subject to regulation under any State or Federal environmental protection law or regulation.

            6.20.2. Any Hazardous Substance permitted on the Premises as provided above, and all containers therefore, shall be used, kept, stored, and disposed of in a manner that complies in all material respects with all Laws applicable to such Hazardous Substance.

            6.20.3. Tenant shall not discharge, leak, or emit, or permit to be discharged, leaked, or emitted, any material into the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by any applicable governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Premises or elsewhere, or (b) the condition, use or enjoyment of the building or any other real or personal property. Tenant shall immediately notify Landlord of any release of any Hazardous Substance on or near the Premises of which Tenant acquires actual knowledge whether or not such release is in a quantity that would otherwise be reportable to a public agency and shall also comply with the notification requirements of California Health & Safety Code section 25359.7.

            6.20.4. Within 30 days after the commencement of each Lease Year, Tenant shall disclose to Landlord the names and approximate amounts of each and every Hazardous Substance that Tenant intends to store, use, or dispose of on the Premises in the coming Lease Year. In addition, at the commencement of each Lease Year, beginning with the second Lease Year, Tenant shall disclose to Landlord the names and amounts of all Hazardous Substances that were actually used, stored, or disposed of on the Premises if those materials were not previously identified to Landlord at the commencement of the previous Lease Year.

     6.21. Tenant shall notify Landlord of any of the following actions affecting Landlord, Tenant, or the Project that result from or in any way relate to Tenant's use of the Premises promptly after receiving notice of the same: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened under any Hazardous Substances Law; (b) any Claim made or threatened by any person relating to damage, contribution, liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Substance; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Substance, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five business days after Tenant first receives or sends the same, copies of all Claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use of the Premises. Upon Landlord's written request, Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the disposal in accordance with the requirements of all applicable Laws of all Hazardous Substances removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and will not attribute responsibility for any such Hazardous Substances to Landlord or Property Manager.

     6.22. Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Substances Laws resulting from or in any way relating to Tenant's use of the Premises are Tenant's sole responsibility, regardless whether the Hazardous Substances Laws permit or require Landlord to report or warn.

     6.23. Tenant shall obtain from the City of Vista, the Fire Department, and any other government agencies all permits necessary to operate its business at the Premises. In the event any of these agencies require building modifications to adapt the Building to Tenant's current or future use, Tenant shall make such modifications at Tenant's sole expense.

     6.24. Landlord shall, at an interval determined at Landlord's discretion, monitor Tenant's program and efforts to manage and control Hazardous Substances and conduct inspections that it deems proper to determine whether any contamination has taken place. If contamination caused by Tenant is discovered through such monitoring and inspection, the following program shall be instituted at Tenant's expense:

     6.25. A low-level geotechnical reconnaissance shall be conducted to determine soil classification, depth of ground water, nearest drinking water aquifer, direction of ground water flow.

     6.26. Based on the result of this inspection, three (3) to (6) ground water monitor wells shall be placed at strategic points on the Premises or other appropriate locations in the Project. These are wells shall use specially prepared PVC and stainless steel pipes and fittings as recommended by the testing engineers or technicians.

     6.27. A "background analysis" of the site shall then be conducted for "priority pollutants." This analysis establishes the pollutants present in the soil and ground water at the beginning of the monitoring period. Landlord and Tenant should maintain this analysis on file for future reference and comparison.

     6.28. Every three (3) years, or such other interval as may be recommended by the testing engineers or technicians, an analysis shall be made of the ground water drawn from the monitoring wells to determine if new or increased pollutants are present in the ground water. An industrial environmental laboratory using a spectrometer and other appropriate analytical processes shall conduct analysis.

     6.29. If, on the basis of this testing procedure it is determined that there is continued pollution of the Premises, Tenant shall immediately take steps as required, at Tenant's sole expense, to contain, clean up, and discontinue the contamination of the soil and/or groundwater.

     6.30. Regular monitoring of the ground water shall then continue for the duration of the lease period.

     6.31. The discovery of Hazardous Substances on the Premises shall not constitute grounds for rescission or termination of the Lease by the Tenant, nor for offset against, or abatement of, any rents due under the terms of the Lease.

7.   RENT.

     7.1. Tenant shall pay the Rent to Landlord in lawful money of the United States of America, without deduction, setoff, prior notice, or demand. Rent is due on or before the first day of each calendar month, commencing on the Commencement Date and continuing during the Term. Base Rent for the first calendar month or portion of it shall be paid upon execution of this Lease. Base Rent for any partial month shall be prorated at the rate of 1/30th of the Base Rent per day. Thereafter, Rent shall be payable in accordance with the terms of this Section. The total consideration for the Term of this Lease shall be increased by the amount of any such prorated installment hereby required. All Rent shall be paid to Landlord at the address provided in this Lease or at such other place as Landlord may from time to time designate in writing.

     7.2. Landlord shall have the right to accept all Rent and other payments, whether full or partial, and to negotiate checks and payments thereof, without any waiver of rights, irrespective of any conditions to the contrary that Tenant seeks to impose. No security or guaranty that may now or later be furnished to Landlord for the payment of Rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises or to any action that Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

            7.2.1. The amount of Base Rent (and the corresponding Monthly Installments of Base Rent) payable hereunder shall be adjusted annually (the "Adjustment Date"), commencing on Tenant's First Adjustment Date. Adjustments, if any, shall be based upon the following:

            7.2.2. Commencing on October 1, 2004, the Base Rent shall be $37,648.00;

            7.2.3. Commencing on October 1, 2005, the Base Rent shall be $38,778.00;

            7.2.4. Commencing on October 1, 2006, the Base Rent shall be $39,941.00;

            7.2.5. Commencing on October 1, 2007, the Base Rent shall be $41,139.00;

            7.2.6. Commencing on October 1, 2008, the Base Rent shall be $42,373.00;

            7.2.7. Commencing on October l, 2009, the Base Rent shall be $43,645.00;

            7.2.8. Commencing on October 1, 2010, the Base Rent shall be $44,954.00,

            7.2.9. Commencing on October 1, 2011, the Base Rent shall be $46,303.00;

            7.2.10. Commencing on October 1, 2012, the Base Rent shall be $47,692.00.

            7.2.11. Rent or any other sum not paid to Landlord when due shall bear interest at the rate of 10% per annum from the date due until fully paid. Paying such interest shall not excuse or cure any default by Tenant under this Lease.

     7.3. If this Lease terminates before the Expiration Date for reasons other than the occurrence of an Event of Default under this Lease, Base Rent shall be prorated to the date of termination, and Landlord shall immediately repay to Tenant all Base Rent then prepaid and unearned.

8.   LATE CHARGES.

     8.1. If during any twelve (12) consecutive month period of the Term, Tenant twice fails to pay any payment of Rent or any other sum required hereby within ten (10) days after the same shall be due and payable, and Tenant thereafter during the same period fails to pay any other payment of Rent or any other sum required hereby within ten (10) days after the same shall be due and payable, a late charge by way of damages shall be immediately due and payable with respect to such subsequent late payment in addition to the interest provided above. Tenant recognizes and acknowledges that default in making, when due, payments of Rent required hereby will result in Landlord incurring additional costs and expenses. Such costs and expenses include, but are not limited to, processing and accounting charges, legal costs, late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises, loss to Landlord of the use of the money due, and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Tenant hereby agrees that, in the event of any such late payment, Landlord will be damaged and will be entitled to compensation for these damages, but such damages are, and will continue to be extremely difficult and impractical to ascertain for the following reasons: (i) the damages to which Landlord will be entitled in a court of law will be based on the difference between the actual value of Rent on the Premises at the time such payment is due and the Rent for the Premises as set forth in this Lease which difference must be based on opinions of rental value of the Premises which can vary in significant amounts; and (ii) it is impossible to predict as of the date on which this Lease is entered into whether the rental value of the Premises will increase or decrease as of the date of any future payments, and Tenant desires to limit the amount of damages for which Tenant might be liable should Tenant fail to make any payment of Rent required hereby. Tenant therefore agrees (i) that a late charge equal to five percent (5%) of each payment of Rent that becomes delinquent is a reasonable estimate of said damages to Landlord and (ii) to pay any late charge due hereunder on demand.

     8.2. Acceptance of any late charge, or any part thereof, shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord after the giving of any required notice and the expiration of any applicable cure period provided in this Lease. Any late charge shall be deemed additional Rent and collection thereof shall be in addition to all of Landlord's other rights and remedies hereunder or at law or in equity and shall be construed as liquidated damages or as limiting Landlord's remedies in any manner. If Rent is not received by the due date, Landlord shall notify Tenant and Tenant shall, on demand of Landlord, immediately cure the default by presentment of Rent and late charge (if applicable) to Landlord.

     8.3. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of twenty-five dollars ($25.00).

     8.4. Tax Allocation: For purposes of the Internal Revenue Code, Landlord and Tenant hereby agree to allocate the stated rents provided herein to the periods that correspond to the actual Rent payments as provided under the terms and conditions of this Lease.

9.   SECURITY DEPOSIT.

     9.1. On execution of this Lease, Tenant shall deposit with Landlord the Security Deposit for the full and faithful performance by Tenant of the provisions of this Lease. Upon the occurrence of and during the continuation of an Event of Default under this Lease, Landlord can use, apply, or retain the Security Deposit, or any portion of it, to cure the applicable Event of Default, for the payment of any other amount that Landlord may spend or become obligated to spend by reason of such Event of Default, or to compensate Landlord in accordance with the terms of this Lease, for any loss or damage sustained by Landlord resulting from such Event of Default. Tenant shall immediately upon Tenant's receipt of Landlord's written demand therefor, pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. It is expressly agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in the case of an Event of Default. If no Event of Default exists at the expiration or termination of this Lease, Landlord shall return the Security Deposit, if any remains, to Tenant, less any amounts as may be required to restore the Premises to the condition required under Article titled "Surrender of Premises." Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord can maintain the Security Deposit separate and apart from Landlord's general funds or can commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the Security Deposit.

10.  RENTAL ABATEMENT.

     10.1. Tenant shall have the privilege to occupy the Premises without payment of the entire Base Rent for the months of November 2003, December 2003, January 2004 and February 2004 only.

     10.2. Tenant shall continue to be responsible for additional rent, including, but not limited to, Operating Expenses and any other charges due pursuant to the provisions of this Lease (with the exception of the entire Base Rent) during the rental abatement period.

11.  OPTION TO EXTEND.

     11.1. Tenant shall have Two (2), Five (5)-year option(s) to extend the Term of this Lease, subject to the following conditions precedent:
            (i) no Event of Default exists at the time Tenant exercises the applicable option to extend; and (ii) Tenant shall give Landlord notice in writing at least six (6) months prior to the expiration of the initial Term or the first extended term, as the case may be, that Tenant intends to extend the Term. Each extended Term shall be subject to all of the terms and conditions of this Lease, except that the amount of Base Rent for each such extended term shall be adjusted to 95% of the then prevailing market rate for comparable space at the time the applicable extended term is to commence. The market rate shall be determined by agreement of the parties.

     11.2. If Landlord and Tenant are unable to agree as to the market rate for the Premises by the date which is three (3) months prior to the expiration of the then current Term, Landlord may solicit offers to lease the Premises to someone other than Tenant. If Landlord receives an offer from someone other than Tenant to lease the Premises, Landlord shall notify Tenant of such offer. Within ten
            (10) business days (exclusive of holidays and weekends) after Landlord gives such notice, Tenant may elect, in writing sent to Landlord, to lease the Premises on the same terms as are contained in such offer. If Tenant fails to make such election, Tenant's rights, as set forth in this article, shall be automatically terminated.

12.  ADDITIONAL SPACE -OPTION TO EXPAND.

     12.1. If, at, any time during the first year of this Lease, Tenant desires to lease the area of the Building known as Suite "C" (referred to herein as the "Additional Space"), Tenant shall notify Landlord of its intention to lease the Additional Space with forty-five (45) days notice in writing. If Tenant elects to lease the Additional Space, Tenant shall lease the Additional Space on the same terms and conditions of this Lease. Whether or not Tenant exercises its option to lease the Additional Space within the first year, Tenant shall occupy the entire building (Suites A, B and C, totaling approximately 85,004 square feet) commencing on the first day of the second lease year.

13.  TENANT IMPROVEMENTS.

     13.1. Tenant shall construct and install the Tenant Improvements in the Premises. Tenant's design plans and material specifications for the Tenant Improvements (the "Tenant Improvement Plans") shall be submitted to Landlord for review and approval as hereinafter provided in this Lease. Landlord, at Landlord's cost, shall provide Tenant CAD drawings for each floor of the Building, the site plan for the Lot: and the Building and a survey of the Lot indicating the location of easements and utilities. Landlord shall have a period of fourteen (14) days after the date on which Landlord receives the Tenant Improvement Plans in which to approve the Tenant Improvement Plans or to request corrections or changes thereto. Landlord's approval of the Tenant Improvement plans shall not be unreasonably withheld, conditioned or delayed. If Landlord neither approves nor disapproves the Tenant Improvement Plans within such fourteen (14) day period, then Landlord shall be deemed to have approved the Tenant Improvement Plans. If Landlord disapproves of all or any portion of the Tenant Improvement Plans, Landlord shall give Tenant a written explanation of the reason(s) for such disapproval and the corrections or changes that are necessary for Landlord to approve the Tenant Improvement Plans. Landlord and Tenant shall fully cooperate with one another to revise the Tenant Improvement Plans until the Tenant Improvement Plans are acceptable to Landlord and Tenant. Landlord's contractor shall cooperate with Tenant's contractor in the review, approval, governmental processing of and obtaining all requisite permits for the Tenant Improvement Plans. At the time that the Tenant Improvement Plans, including and corrections and changes thereto, are approved by Landlord and Tenant (or deemed approved by Landlord under this Section 13.1), the approved Tenant Improvement Plans shall be signed and dated by Landlord and Tenant and shall be known as the "Approved Final Tenant Improvement Plans."

     13.2. Tenant's contractor shall construct the Tenant Improvements substantially in accordance with the Approved Final Tenant Improvement Plans and all applicable Laws. Notwithstanding the foregoing, it is agreed that to the extent Tenant did not know of, or should not have reasonably discovered a "Building Issue" (as hereinafter defined) and the existence of such Building Issue is discovered during construction of the Tenant Improvements and is the cause of an increase in the cost of construction of the Tenant Improvements, Landlord shall bear the liability for such increased costs. For purposes hereof, the term "Building Issue" shall mean either: (i) a structural defect in the Building in the nature of a column failure or a slab failure or (ii) defects in the facade, exterior skin or exterior windows of the Building.

     13.3. Prior to Landlord's completion of Landlord's Work, Landlord shall permit Tenant and its employees, agents and contractors to enter upon the Premises to commence construction of the Tenant Improvements, provided, however, that the construction of the Tenant Improvements shall not unreasonably interfere with the progress of the completion of Landlord's Work. Landlord shall not be entitled to impose a charge of any kind for profit, overhead, general conditions or supervision in connection with the construction of the Tenant Improvements or charge Tenant or Tenant's contractor, directly or indirectly, for the use of any elevator, hoist, water, electricity, heating, ventilation or air conditioning supplied to the Premises, security services or parking used or consumed in the course of the construction of the Tenant Improvements.

     13.4. Landlord shall apply for any certificate of occupancy required for Tenant to commence occupancy of the Premises in accordance with the terms of this Lease.

14.  TENANT IMPROVEMENT ALLOWANCE.

     14.1.  Intentionally omitted.

     14.2.  Intentionally omitted.

15.  OPERATING EXPENSES.

     15.1. For purposes of this Lease, Operating Expenses shall mean all direct costs paid or incurred in connection with the operation, management, repair, and maintenance, as determined by standard accounting practices, including, but not limited to: Common Area expenses; real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and paid by Landlord, or both); water and sewer charges; accounting, audit, verification, legal, and other consulting fees (but excluding legal fees in connection with a dispute between Landlord and any tenant); the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Building reasonably deems necessary in connection with the Building, maintenance; repairs; utilities and utilities surcharge; management fees; pest control, janitorial, and security services; reserves, any and all assessments Landlord must pay for the Building pursuant to any covenants, conditions or restrictions and agreements affecting the Building or the Project, any costs levied, assessed or imposed by, or at the direction of, regional, municipal, or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises, including required traffic management and fire safety programs and the Americans With Disabilities Act; the cost (amortized over such reasonable period as Landlord shall determine together with interest at the rate of Landlord's financing of such improvements or at a rate allowed by Law on the unamortized balance) of any capital improvements made to the Project or the Common Areas by the Landlord or replacement of any building equipment (a) needed to operate the Building or the Common Areas as required by any federal, state, regional, municipal, or local governmental authority, (b) installed as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or (c) needed periodically to maintain the appearance of the Building and its quality; costs incurred in the management of the Building including supplies, wages, salaries, payroll expenses, taxes and similar governmental charges with respect thereto of employees used in the management, repair, operation, and maintenance of the Building; Project or Building management office rental; a market rate management fee; air conditioning, waste disposal, utility systems, mechanical systems, heating, ventilating, and elevator maintenance costs; supplies, materials, equipment, and tools; costs of maintaining the plumbing, heating, ventilating, air conditioning, and electrical systems installed or furnished by Landlord; depreciation of the cost of acquiring or the rental value of personal property used in maintenance, and all other upkeep of Common Areas; costs and expenses of gardening, landscaping, and interior plant service; maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the Building, including the Common Areas; costs and expenses of resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security, and similar items, including appropriate reserves for the parking garage; and, appropriate reserves to provide for maintenance, repair and replacement of improvements in the Building as determined by Landlord based on annual projections of such costs.

     15.2. Landlord and Tenant acknowledge and agree that if the Building is not ninety-five percent (95%) occupied during any calendar year, on a monthly average, Operating Expenses shall be increased to reflect the Operating Expenses of the Building as though it was ninety-five (95%) occupied and the additional rent payable by Tenant shall be based upon the Operating Expenses so adjusted. Operating Expenses shall not include depreciation on buildings or equipment therein (other than personal property as provided above), Landlord's executive salaries or real estate brokers' commissions, utilities expenses related to the operation of the parking facility, principal, or interest expense, except to the extent attributable to the improvements described above, the cost of capital expenditures not included above, Landlord's general overhead and general administrative expenses not related to the management and operation of the Building, any and all costs of selling, exchanging, or refinancing the Project, including escrow charges, transfer taxes and load fees and points, costs incurred by Landlord to repair damage to the Building to the extent Landlord is reimbursed by insurance proceeds, costs incurred to install, improve, renovate, decorate, or redecorate space for tenants or vacant space, including costs incurred by Landlord in connection with any work letter relating to such space, all items and services for which Tenant or any other tenant of the Building reimburses Landlord (other than by pass-throughs of Operating Expenses) or that Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement, advertising and promotional expenditures, tax penalties incurred as a result of Landlord's negligence or inability or refusal to make payments when due and costs incurred due to Landlord's violation of any of the terms and conditions of this Lease or any other lease relating to the Building.

     15.3. Tenant shall pay to Landlord, as additional rent, Tenant's Pro Rata Share of such Operating Expenses in the following manner:

            15.3.1.   Tenant shall pay to Landlord,  as additional  rent, on the first day of each calendar month of the term of this Lease, an amount equal to Landlord's best estimate (based on Landlord's budgeted figures) of Tenant's monthly Pro Rata Share of the Operating Expenses. Landlord estimates that the Operating Expenses will be approximately $1,100.00 per month during the first year of the Lease. The Operating Expense shall not increase more than three percent (3%) from the previous year's Operating Expenses. However, when Tenant, occupies Suite C, the Operating Expenses shall change accordingly.

            15.3.2. Within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired (certified as correct by an authorized representative of Landlord, or if requested by a majority of the tenants in the Building by a certified public accountant) showing (i) the total Operating Expenses; (ii) the amount of Tenant's Pro Rata Share of such Operating Expenses for such calendar year; and (iii) the payments made by Tenant with respect to such period as set forth in this Article. If Tenant's payments exceed Tenant's Pro Rata Share of such Operating Expenses, Tenant shall be entitled to offset the excess against the next payments due Landlord as set forth in this Article. However, if Tenant's Pro Rata Share of such Operating Expenses exceeds Tenant's payments, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. In addition, Tenant's Pro Rata Share of the total Operating Expenses for the previous calendar year shall be used as an estimate for the current year and paid to Landlord pursuant to the provisions of this Article.

            15.3.3. Landlord may, at its option, by service of written notice on Tenant, choose to alter any payment periods provided for by this Lease under the Articles titled "Rent," "Operating Expenses," "Taxes; Assessments," "Maintenance," "Indemnity and Exculpation" and "Insurance."

     15.4. If at any time during the term of this Lease, it shall be determined by rule, regulation or competent authority of any governmental or quasi-governmental entity having jurisdiction over the Premises or the Project, that any material, substance, service equipment, or system must be installed in or removed from the Premises or the Building in order to protect or maintain the health or safety of Tenant or those entering upon or working within the Premises, Landlord shall make such installation or removal and the cost of such installation or removal shall be included in Operating Expenses, provided that the requirement of the installation or removal of any such material, substance, service or equipment is not occasioned by the fault of Tenant in which event such cost shall be borne by Tenant.

16.  TAXES, ASSESSMENTS.

     16.1. Tenant shall pay, before delinquency, all taxes that are levied and assessed against Tenant's Personal Property, and that become payable during the Term. Tenant shall furnish Landlord with reasonably satisfactory evidence of these payments upon Tenant's receipt of Landlord's written request therefor. "Taxes" shall include assessments, license fees, license taxes, business license fees, commercial rental taxes, levies, charges, penalties, taxes or similar impositions, imposed by any authority having the direct power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Project, including but not limited to, the following:

            16.1.1. any tax on Landlord's right to other income from the Premises or as against Landlord's business of leasing the Premises;

            16.1.2. any assessment, tax, fee, levy, or charge in substitution, partially or totally, of any assessment, tax, fee, levy, or charge previously included within the definition of real estate tax, including but not limited to, any assessments, taxes, fees, levies, and charges that may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges be included in Real Property Taxes for the purposes of this Lease;

            16.1.3. any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, city, or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof, and

            16.1.4. any assessment, tax, fee, levy, or charge upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     16.2.  Intentionally omitted.

     16.3. Tenant shall pay to Landlord, in the manner provided in the Article titled "Operating Expenses," Tenant's Pro Rata Share of the Building, of all real property taxes and general and special assessments ("real property taxes") levied and assessed against the Lot, Building, and other improvements of which the Premises are a part.

     16.4. If any general or special assessment is levied and assessed against the Premises which under the Laws then in force may be evidenced by improvement or other bonds and may be paid in annual installments, only the amount of such annual installment, with appropriate proration for any partial year, and interest thereon, shall be included within a computation of taxes and assessments levied against the Premises.

     16.5. Tenant shall pay to Landlord any and all excise, privileges and other taxes (other than net income and estate taxes) levied or assessed by any federal, state or local authority ("taxing authority") upon the rent received by Landlord hereunder.

     16.6. If at any time during the Term of this Lease, any taxing authority shall alter the methods and/or standards of taxation and/or assessment ("tax plan"), in whole or in part, so as to impose a tax plan in lieu of or in addition to the tax plan in existence as of the date of this Lease, such taxes or assessments based upon such altered tax plan including: (i) any tax, assessment, excise, surcharge, fee, penalty, bond or similar imposition ("impositions") whether or not in lieu, partially or totally, of any impositions assessed against the Lot, Building, and other improvements of which the Premises are a part prior to any alterations in the tax plan;
            (ii) any impositions on Landlord's right to rent or other income from the Premises or against Landlord's business of leasing the Premises; (iii) any impositions allocable to or measured by the area of the Premises or the rent payable hereunder, including without limitation any impositions levied by any taxing authority with respect to such rental or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; and (iv) any impositions upon this Lease transaction or any document to which Tenant is a party which creates or transfers any interest or estate in or to the Premises.

     16.7. Tenant's liability to pay real property taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal year included in the Term at its commencement and expiration.

     16.8. If at any time during the Term of this Lease any of Tenant's Taxes are levied against Landlord or Landlord's property, or if the assessed value of the Project is increased by the inclusion therein of a value placed upon Tenant's Personal Property or Tenant's Trade Fixtures, Landlord shall not be obligated to pay such Tenant's Taxes. If Landlord pays such Tenant's Taxes so levied or so based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under protest if requested by Tenant in writing, then Tenant shall, within ten (10) business days after Tenant's receipt from Landlord of a reasonably detailed written request for payment thereof, repay to Landlord such Tenant's Taxes so paid by Landlord, or the portion of such Tenant's Taxes resulting from such increase in the assessment. However, in any such event, Tenant shall have the right, in the name of the Landlord and with Landlord's full cooperation, but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such Tenant's Taxes so paid, any amount so recovered to belong to Tenant. The portion of any such Tenant's Taxes to be paid by Tenant pursuant to this Section shall be determined by Landlord from the respective values assigned in the assessor's worksheets or from such other best information as may be reasonably available to Landlord.

17.  MAINTENANCE.

     17.1. Except as otherwise provided in this Article, and the Articles titled "Destruction" and "Condemnation," Tenant shall, at its sole expense, maintain the entire Premises (including, but not limited to, any and all appurtenances thereto wherever located, including the interior surfaces of the exterior walls, the exterior and interior portions of all doors, door frames, door checks, other entrances, interior portions of windows, window frames, plate glass, suite fronts, signs, all plumbing and sewage fixtures and equipment, within and solely serving the Premises; fixtures, walls, floors, ceiling, carpets, drapes, painted surfaces, wall coverings, cabinets, shelves, whether any such work or repair, replacement, renewal, or restoration is interior or exterior to the Premises, is foreseen or unforeseen, or is ordinary or extraordinary) in good condition and repair, including without limitation all additions and improvements made by or for the Tenant as well as all items of maintenance, alteration, or reconstruction that may be required by a governmental agency having jurisdiction thereof. Notwithstanding any provision to the contrary, Tenant's obligations under this Section 17 shall not include making (i) any repair or improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees or servants; (ii) any repair or improvement by Landlord's failure to perform its obligations under this Lease or under any other agreement between Landlord and Tenant; or (iii) any structural or seismic repairs, improvements or alterations to the Premises or Building except as required to construct and install Tenant's Improvements.

     17.2. If Tenant fails, refuses, or neglects to commence and complete required repairs promptly and adequately after the giving of any required notice and the expiration of any applicable cure period provided in this Lease, Landlord may make or complete any such repairs at the sole expense of Tenant. Tenant shall promptly reimburse Landlord for all reasonable expenses of Landlord not covered by Landlord's insurance thereby incurred within ten (10) business days after receipt by Tenant from Landlord of a reasonably detailed statement setting forth the amount of such expenses. Landlord's rights and remedies pursuant to this Section shall be in addition to any and all rights and remedies provided under this Lease or at law and shall not affect a waiver of Tenant's obligations.

     17.3. Except as otherwise expressly set forth in this Lease, Landlord shall not have any responsibility to maintain the Premises. Tenant, as a material part of the consideration rendered to Landlord, in entering into this Lease, hereby waives the provisions of the California Civil Code with respect to Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs from rent.

     17.4. Tenant shall, at its sole cost, keep and maintain all window and door glass, fixtures and mechanical equipment used by Tenant in good order, condition and repair.

     17.5. Landlord shall, at Tenant's sole expense, arrange for the maintenance of any heating and/or air conditioning units servicing the Premises with a reputable maintenance service person or entity reasonably acceptable to Tenant. Tenant shall pay the costs of said maintenance as additional Rent. In the event that any heating and/or air conditioning unit serving the Premises services more than one tenant, Tenant shall pay a reasonable proportion of the cost of the maintenance (including labor and parts), which proportion shall be determined by Landlord based upon Tenant's proportionate share of the rentable square footage of the area serviced by any such unit.

     17.6. Landlord shall keep in good condition and repair and in substantial accordance with all applicable Laws, the roof, exterior walls, foundation and other structural portions of the Building, trunk-line plumbing, gutters, scuppers, downspouts, and structural components of the Premises except when such maintenance and repair is necessitated by reason of Tenant's negligence, alteration of or addition to the Premises, or Tenant's breach of any term or condition of this Lease. All costs of Landlord's maintenance and repairs shall be included in "Operating Expenses." Landlord shall have no obligation to make any repairs to the Premises under this Section until Landlord has received written notice from Tenant with respect to the need for such repairs to the Premises, and Landlord shall not be deemed to be in default with respect to its obligation to make such repairs to the Premises unless and until Landlord has
            (i) received said written notice and (ii) failed to make such repairs within a reasonable period following the receipt of said notice. Landlord shall exercise due diligence in making the repairs which are the obligation of Landlord under this Section. Tenant hereby waives any provisions of any and all Laws permitting Tenant to make repairs at Landlord's expense. Landlord shall enforce any express construction warranties for the benefit of Tenant to the extent that they are available.

     17.7. Subject to Tenant's obligation to pay its pro-rata share of Unit Common Area Expenses, Project Enhancement Areas Expenses, Unit Shared Use Area Expenses and Project Common Area Expenses as set forth in this Lease, Landlord shall repair and maintain the Project Enhancement Areas And Unit Shared Use Areas in a neat, clean and orderly condition and repair, properly lighted and landscaped, and shall operate the Project, in Landlord's sole discretion, as a first class industrial/office/commercial real property development. All expenses in connection with the Project Enhancement Areas And Unit Shared Use Areas shall be charged and prorated in the manner set forth in the Article titled "Operating Expenses." It is understood and agreed that the phrase "expenses in connection with said Project Enhancement Areas And Unit Shared Use Areas" shall include, but shall not be limited to, all sums expended in connection with said Project Enhancement Areas And Unit Shared Use Areas for all general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services; maintenance and repair of sidewalks, curbs, and Building signs (other than Tenant's sign), sprinkler systems, planting and landscaping; lighting and other utilities; painting of all exterior surfaces of the Building or buildings in the Project; directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; personnel to implement such service, including, if Landlord deems necessary, the cost of security guards and/or all costs and expenses pertaining to a security alarm system for the tenants; police and fire protection services; personal property taxes levied on or attributable to personal property owned by Landlord which is consumed solely in the operation or maintenance of the Project Enhancement Areas And Unit Shared Use Areas; depreciation and maintenance on operating machinery and equipment used solely in the operation or maintenance of the Project Enhancement Areas And Unit Shared Use Areas (if owned) and rental paid for such machinery and equipment (if rented); any parking charges, surcharges or any other costs levied or assessed by local, state or federal governmental agencies in connection with the use of parking facilities within the Project; fees for required licenses and permits; adequate public liability and property damage insurance on the Project Enhancement Areas And Unit Shared Use Areas; and commercially reasonable reserves for exterior painting and other appropriate reserves. Landlord may, however, cause any or all of said services to be provided by an independent contractor or contractors.

     17.8. Except as otherwise expressly set forth in this Lease, Landlord's exercise of any right or obligation to maintain or repair the Premises, Project Enhancement Areas And Unit Shared Use Areas and/or other areas of the Project shall not entitle Tenant to any abatement of rent, compensation or damages for injury, loss or inconvenience occasioned thereby.

     17.9. Tenant waives the right to make repairs at Landlord's expense under any Law, including, but not limited to, Sections 1932, 1933, 1941, and 1942 of the California Civil Code.

     17.10. Tenant, at its own expense, shall make all repairs to the Project not covered by insurance carried by Landlord or the Rancho Vista Business Park Owner's Association, Inc. that are made necessary by any breach of this Lease or any misuse or neglect by:

            17.10.1.  Tenant  or  any  of  its  officers,   agents,   employees,
                      contractors, licensees, or subtenants; or

            17.10.2.  Intentionally omitted.

     17.11. All such repairs shall be at least equal in quality to the original work, shall be made only by a licensed, bonded contractor approved in advance by Landlord (which approval will not be reasonably withheld), and shall be made only at such time or times as shall be approved by Landlord. Landlord may impose reasonable restrictions and requirements with respect to such repairs.

     17.12. Tenant shall, at its own expense, keep and maintain the Premises in substantial accordance with all Laws.

     17.13. Tenant shall, at its own expense, install and maintain such fire extinguishers and other fire protection devices (other than sprinkler systems) as may be required in the Premises from time to time by any agency having jurisdiction and/or by the insurance underwriters insuring the Building

18.  UTILITIES AND SERVICES.

     18.1. Except as otherwise provided in this Article, Tenant shall make all arrangements for and pay for all utilities and services furnished to or used by it, including, without limitation, gas, electricity, water, telephone service, and trash collection, and for all connection charges. If Landlord provides water or electrical power to the Premises and Tenant requires or utilizes more water or electrical power than Landlord considers reasonable or normal for general office use, light manufacturing, or warehousing, Landlord may at its option (a) require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and (b) install separate meter(s) or monitors for the Premises, at Tenant's sole expense.

     18.2.  Intentionally omitted.

     18.3.  Intentionally omitted.

     18.4. Tenant shall pay to Landlord, as additional rent, the Domestic Water Fee in the following manner unless Tenant elects to pay such fee directly:

            18.4.1.   Tenant shall pay to Landlord,  as additional  rent, on the first day of each calendar month of the Term of this Lease, the Domestic Water Fee. The Domestic Water Fee is an amount equal to 1/12 of Landlord's best estimate (based on Landlord's budgeted figures) of the annual cost of all domestic water furnished to the Premises based upon Tenant's proportionate share of the occupied square footage of the Building or buildings serviced by such meter and any extraordinary uses which may be made by Tenant. The Domestic Water Fee does not include the cost of water used in any industrial cooling or washing processes. Such additional water costs shall be borne by Tenant.

            18.4.2. Within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired (certified as correct by an authorized representative of Landlord or if requested by a majority of the tenants in the Building, by a certified public accountant) showing (i) the total cost of domestic water charges (ii) the amount of Tenant's proportionate share of the domestic water charges for the calendar year; and (iii) the payments made by Tenant with respect to such period as set forth in this Article. If Tenant's payments exceed Tenant's proportionate share of such costs, Tenant shall be entitled to offset the excess against the next payments due Landlord as set forth in this Article. However, if Tenant's proportionate share of the domestic water charges exceeds Tenant's payments, Tenant shall pay Landlord the deficiency within ten (10) business days after receipt of such statement. In addition, Tenant's proportionate share of the total domestic water charges for the previous calendar year shall be used as an estimate for the current year and paid to Landlord pursuant to the provisions of Section 18.4.

     18.5. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any utilities when such failure is caused by: accident; Act of God; breakage, repairs; strikes; lockouts or other labor disturbances or labor disputes of any character; any Law, moratorium, or other action of any federal, state, county, or municipal authority; inability, despite the exercise of reasonable diligence by Landlord, to obtain electricity, water, or fuel; or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease. Also, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Except when caused by negligence or the willful misconduct of Landlord, its agents or employees, Landlord shall not be liable for a loss of or injury to property through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord within ten (10) business days of Tenant's receipt from Landlord of a reasonably detailed statement therefor.

     18.6. Tenant may, at its sole expense, elect to install its own meter for any utilities which are jointly metered by written notice delivered to Landlord thirty (30) days prior to the initiation by Tenant of any work to effectuate such change.

     18.7.  Intentionally omitted.

     18.8.  Intentionally omitted.

     18.9. Landlord reserves the right to temporarily stop providing plumbing, ventilation, air conditioning, electric, water, or any other service provided by Landlord under this Lease, when necessary by reason of accident or emergency or upon at least forty-eight hours notice to Tenant for repairs, alterations or improvements, which in the reasonable judgment of Landlord are desirable or necessary to be made, until said repairs, alterations, or improvements shall have been completed. In exercising the rights described in this section, Landlord will take all reasonable steps, in light of any accident or emergency, to avoid material interference with Tenant's business operations.

19.  INDEMNITY AND EXCULPATION.

     19.1. Tenant is liable for, and shall indemnify, protect, defend, and hold Landlord harmless from and against, any and all loss, claims, actions, suits, liabilities, judgments, costs, and expenses (including reasonable attorneys' fees) by reason of the following:

            19.1.1. injury to any person or property, all or in part connected with the condition or use of the Premises or the improvements or personal property located therein, including, but not limited to, any liability for injury to the person or property of Tenant, its agents, officers, employees, invitees, or trespassers;

            19.1.2. any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or the Building; and

            19.1.3. any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease; and

            19.1.4. any act, neglect, fault or omission of Tenant or of its agents or employees, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord, its agents, employees or contractors in the performance of Landlord's obligations under this Lease or the operation or maintenance of the Premises, the Building, or the Project.

            Tenant's indemnity obligations under this Section 19.1 shall not apply to any loss, claim, action, suit, liability, judgment, cost or expense resulting from the negligence or willful misconduct of Landlord, its employees, agents or contractors.

     19.2. Tenant shall, at Tenant's expense, resist and defend any such action, suit, or proceeding or cause the same to be resisted or defended by counsel designated by Tenant and, (unless otherwise required under the terms of any insurance policy carried by Tenant) reasonably approved by Landlord in writing. Tenant's obligation hereunder shall survive the termination of this Lease, if the incident requiring such defense occurred during the Term.

     19.3. Neither Landlord nor any manager, member, partner, director, officer, agent or employee of Landlord shall be liable to Tenant or its partners, directors, officers, contractors, agents, employees, sublessees, licensees for any loss, injury or damage to or death of Tenant or to any other person, or to its or their property, goods, wares, and merchandise in, upon, and about the Premises, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord, its agents, employees or contractor's in the operation or maintenance of the Premises, the Building, or the Project. Further, neither Landlord nor any manager, member, partner, director, officer, agent or employee of Landlord shall be liable (i) for any such damage caused by other tenants or persons in or about the Project, or caused by quasi-public work; or (ii) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of all such damage to property or injury or death to person in, upon or about the Premises except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Except as provided in this Section, Tenant hereby waives all its claims in respect thereof against Landlord.

     19.4. All of Tenant's releases and indemnification, defense, and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

     19.5. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord.

20.  INSURANCE.

     20.1.  Landlord  shall  maintain,  subject  to  reimbursement  pursuant  to
            Section 20.2 of this Lease, a policy or policies of insurance, as Landlord reasonably deems necessary from time to time or is required by Landlord's lenders, protecting against the following:

            20.1.1. Fire and other perils normally included in the extended coverage insurance with special form, to the extent of at least one hundred percent (100(degree)/x) of the insurable value of the Building and other improvements on the
                      Premises exclusive of Tenant's Trade Fixtures and equipment, goods and materials belonging to Tenant;

            20.1.2. Rent loss insurance to the extent of at least one hundred percent (100%) of the annual gross rentals from the Project; and

            20.1.3. Public liability and property damage insurance and products liability insurance with respect to Project Enhancement Areas And Unit Shared Use Areas for the joint benefit of Landlord and Tenant: (i) in amounts not less than $1,000,000 for bodily injury and property damage per occurrence. Said amounts shall be subject to adjustment every Three (3) years to the then prevailing limits normally required for operations of the type conducted by Tenant on the Premises.

            Notwithstanding anything to the contrary contained in this Lease, the insurance to be carried by Landlord shall at all times comply with the requirements of Section 4.1.21 of the Declaration.

     20.2. Tenant shall pay to Landlord, as additional rent, and in the manner provided in the Article titled "Operating Expenses," Tenant's Pro Rata Share of the cost of insurance required in Sections 1 and 6 of this Article.

     20.3. Tenant shall maintain in force and effect at all times during the Term of this Lease, and at all times during any early entry whereby Tenant desires to perform any work or store any property in the Premises, a policy or policies of fire, extended coverage, and special extended coverage ("all risk") insurance with respect to Tenant's Trade Fixtures, and Tenant's furniture, personal property, equipment, goods and materials located in the Premises, sprinkler leakage, energy systems coverage, coverage for water damage to contents, and earthquake sprinkler leakage, with vandalism and malicious mischief endorsements to the extent of at least one hundred percent (100%) of their insurable value, including all leasehold improvements and betterments to the Premises installed by or paid for by Tenant, including, without limitation, the Tenant Improvements. Coverage shall also include all personal property of third parties to the extent any such personal property, goods or materials is used or located in the Premises. During the Term of this Lease, the proceeds of any such policy or policies of fire insurance shall be used solely for the repair or replacement of Tenant's Trade Fixtures or other furniture, personal property, equipment so insured. Landlord shall have no claim or interest in said insurance and shall sign all documents necessary to effectuate the settlement of any claim or loss by Tenant.

     20.4. Tenant shall maintain in force and effect at all times during the Term of this Lease, with an insurance company reasonably acceptable to Landlord, a commercial general liability insurance policy with respect to the Premises, for the joint benefit of Landlord and Tenant for personal injury in amounts of not less than $1,000,000 for bodily injury and for property damage per occurrence. Such insurance shall also include blanket contractual coverage covering Tenant's indemnity obligations hereunder, public liability, broad form property damage, products liability, completed operations, liquor liability, if Tenant serves liquor in the Premises, and owned and nonowned automobile coverages. The amounts of such public liability insurance shall be increased from time to time as Landlord may reasonably determine (but not more frequently than every three
            (3) years) or as required by any lender with an interest in the Project. Such insurance must include: (a) specific coverage provisions or endorsements naming Landlord and Property Manager as additional insureds by an "Additional Insured - Managers or Lessors of Premises" endorsement (or equivalent coverage or endorsement); and (b) provisions stating that the insurer has a duty to defend all insureds under the policy (including additional insureds), and that defense costs are paid in addition to, and do not deplete, the policy limits. Tenant shall furnish Landlord with a certificate of insurance with respect to such policy or policies prior to entry of the Premises.

     20.5. Tenant shall maintain in force and effect at all times during the Term of this Lease with an insurance company reasonably acceptable to Landlord, workers' compensation insurance, including employer's liability coverage, as required by any and all Laws.

     20.6. Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article that may be prohibited by any insurance policy periodically in force covering the Project.

     20.7. Landlord and Tenant hereby mutually release each other from liability and waive all right to recover against each other (and against the members, officers, employees, and agents of the other party) from any loss or damage from perils insured against under their respective fire insurance policies, including any extended coverage and endorsements to said policies. However, this Section shall be inapplicable if it would have the effect, but only to the extent that it would have the effect, of invalidating any insurance coverage of Landlord or Tenant. The Parties shall, in obtaining the policies of insurance that they are required to maintain under this Lease, give notice to their respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease, and each shall obtain, if available, from their respective insurance companies, a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be. In the event that the insurance company of Tenant does not waive the right of subrogation against Landlord and its insurance company, Tenant shall (i) maintain during the Term of this Lease, fire legal liability coverage with respect to the Premises and (ii) shall pay to Landlord within ten (10) business days after Tenant's receipt of Landlord's reasonably detailed statement therefor, Landlord's cost incurred in securing fire legal liability protecting Landlord in the event of the destruction of Tenant's property.

     20.8. To the extent not maintained by Tenant, Landlord may maintain, at the Tenant's expense (pro rated in the manner described in the Article titled "Operating Expenses"), boiler and machinery insurance on all boilers, heating equipment, air conditioning equipment, and other pressure vessels and systems that may be located in, on, or about the Premises. Tenant shall reimburse Landlord for the insurance provided by Landlord under this Section in accordance with the terms set forth in Section 2 of this Article.

     20.9.  All the insurance required under this Lease shall:

            20.9.1. Be issued by insurance companies authorized and licensed to do business in the State of California, with a General Policyholders Rating of "A", and a financial rating of at least superior status as rated in the most recent edition of Best's Key Rating Guide (or, if Best's Key Rating Guide is no longer published, a comparable rating by another national rating service selected by Landlord and approved by Tenant);

            20.9.2.   Be issued as a primary policy;

            20.9.3. Contain an endorsement requiring thirty (30) days written notice from the insurance company to both Landlord and Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

            20.9.4. Be issued by a responsible carrier reasonably acceptable to Landlord.

     20.10. Tenant may elect to have (i) reasonable deductibles not to exceed $20,000 in connection with the policies of insurance (other than earthquake insurance coverage) required to be maintained by Tenant under this Section and (ii) the insurance coverage required to be maintained under this Lease by Tenant provided under "umbrella" policies of insurance provided that Tenant obtains a "per project, per location endorsement".

     20.11. Tenant shall deliver to Landlord at least ten (10) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverages with limits not less than those specified above and certified copies of all required endorsements. With the exception of Workers Compensation, such certificates and the policies they refer to, shall (i) be endorsed to name Landlord and each of its, affiliates, lenders and agents so designated by Landlord from time-to-time as additional insureds (provided, however, that this requirement shall not apply to any automobile insurance coverage or property damage insurance coverage carried by Tenant), (ii) expressly provide that the interests of such persons therein shall not be affected by any breach by Tenant of any policy provision for which such certificates or endorsements evidence coverage, (iii) be on an occurrence basis and (iv) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. A copy of the additional insured endorsement for policies currently in effect shall be attached to the certificates as required above. Further, each such certificate and endorsement shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of material alteration or cancellation of the coverage evidenced by such certificate or endorsement. The words "Carrier agrees to provide such notice" shall be used on Certificates of Insurance provided to Landlord. Certificates of insurance containing such phrases as "Carrier shall endeavor to notify Certificate Holder"..." shall not be considered acceptable for the purposes of this provision. The insurance which Tenant is required to maintain in force and effect under this Agreement shall be the primary insurance as respects Landlord (and any other additional insureds designated by Landlord) and not contributory with any other available insurance. The certificates of insurance evidencing the liability insurance coverage shall contain an endorsement to such effect.

     20.12. If on account of a failure of Tenant to comply with the provisions of the above Section, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant as additional rent upon receipt of a bill therefore and evidence of such loss or damage.

     20.13. In no event shall the limits of any  coverage  maintained  by Tenant
            pursuant  to  this  Article  be  considered  as  limiting   Tenant's
            liability under this Lease.

     20.14. If Tenant fails to maintain any insurance required hereunder, Landlord may procure such policies for Tenant's account, and the cost thereof shall be immediately due and payable by Tenant as additional rent.

21.  ALTERATIONS.

     21.1. Tenant shall not make any Alteration to the Premises except as provided herein. Any Alteration desired by Tenant shall be made, at Tenant's expense, only after Tenant submits reasonably detailed final plans and specifications to Landlord and obtains Landlord's consent to the requested Alteration and approval of such plans and specifications, which consent and approval shall not be unreasonably withheld. Landlord shall have a period of fourteen (14) days after the date on which Landlord receives such plans and specifications in which to approve such plans and specifications or to request corrections or changes thereto. If Landlord neither approves nor disapproves the such plans and specifications within such fourteen
            (14) day period, then Landlord shall be deemed to have approved the such plans and specifications. If Landlord disapproves of all or any portion of such plans and specifications, Landlord shall give Tenant a written explanation of the reason(s) for such disapproval and the corrections or changes that are necessary for Landlord to approve such plans and specifications. Landlord and Tenant shall fully cooperate with one another to revise such plans and specifications until they are acceptable to Landlord and Tenant. The construction of any Alteration shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall construct any such Alteration in accordance with the plans and specifications approved by Landlord, and shall not amend or modify such plans and specifications without Landlord's prior written consent, which consent shall not be unreasonably withheld. If the proposed change requires the consent or approval of the holder of a mortgage encumbering the Project, such consent or approval must be secured prior to the construction of such Alteration. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All construction work shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Any such Alteration shall be in material
            conformity   with  all  Laws  and  in  full   compliance   with  the
            requirements of any mortgages encumbering the Project and any insurance policies relating to the Project and excepting movable furniture, Tenant's Trade Fixtures, machinery and other trade equipment, shall become part of the realty and belong to Landlord. Notwithstanding anything to the contrary contained in this Section 21.1, Tenant shall not be required to remove any of the Tenant Improvements. Tenant shall not be required to remove any Alteration requiring Landlord's consent unless Landlord shall notify Tenant in connection with Landlord's approval of the plans and specifications therefor, whether Tenant shall be required to remove such Alteration at the expiration of the Term. Landlord agrees that such determination will be made using its reasonable judgment. Landlord's consent shall not be required for any Alteration or Alterations which would cost not more than $10,000 per annum in the aggregate.

     21.2. Before commencing any construction work, whether or not Landlord's consent is required, Tenant shall give Landlord at least ten (10) days' written notice of the proposed commencement of such work to allow Landlord to post and record, at Tenant's expense, notices of non-responsibility. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, reasonably appropriate insurance and, if the cost of the work exceeds $10,000, a completion and lien indemnity bond reasonably satisfactory to Landlord for any said work. Tenant further covenants and agrees that any mechanic's lien or other lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant as provided in the Article titled "Mechanics Liens" below. Upon completion of any work, Tenant shall record a notice of completion sufficient under applicable mechanic's' lien Laws.

     21.3. Tenant may install trade fixtures, machinery, or other trade equipment in material conformance with all Laws and in full compliance with the requirements of any mortgages encumbering the Project and any insurance policies relating to the Project, provided that Landlord has advised Tenant in writing of any such requirements of any such mortgage or policies.

     21.4.  Intentionally omitted.

     21.5. Any electrical wiring, conduit, junction boxes and outlets installed by Tenant shall comply with all Laws and shall become the property of Landlord upon termination of this Lease.

     21.6.  Intentionally omitted.

22.  MECHANICS' LIENS.

     22.1. Tenant shall pay, when due, all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. Tenant shall keep the Building and the Lot free and clear of all mechanics' liens resulting from construction or other work done by or for Tenant. Tenant hereby indemnifies and holds Landlord harmless against loss, damage, attorney's fees and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it. If Tenant shall not, within ten (10) days following the imposition of any such liens, cause such lien to be released of record by payment or posting of a proper bond reasonably satisfactory to Landlord, then Landlord shall have, in addition to all other remedies provided herein or by law, the right to cause such lien to be released by such reasonable means as Landlord shall deem proper, including payment and/or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount to Landlord as Rent, which rent shall be so payable by Tenant within ten (10) business days of Tenant's receipt of a reasonably detailed written statement therefor from Landlord with interest accruing from the date paid or incurred by Landlord until reimbursed to Landlord by Tenant.

     22.2. Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of the California Civil Code and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

23.  DESTRUCTION.

     23.1. In the event of total or partial destruction of the Building and/or the Premises, Landlord may elect, as soon as reasonably possible thereafter, to commence repair, reconstruction and restoration of the Building and/or the Premises. In that event, this Lease shall remain in full force and effect. However, within ninety (90) days after the date of such damage or destruction, Landlord, in
            Landlord's sole and absolute discretion, and regardless of the availability of insurance proceeds, may elect not to so repair, reconstruct or restore the Building and/or the Premises. In that event, this Lease shall terminate as of the date of such damage or destruction.

     23.2. In the event of a partial damage to or destruction of the Building and/or the Premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, Landlord shall commence and proceed with reasonable diligence with the work of repair, reconstruction and restoration if: (i) the damage thereto is such that the Building and/or Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty, and (ii) if Landlord receives insurance proceeds sufficient to cover the cost of such repairs. In that event, this Lease shall continue in full force and effect. Otherwise, Landlord, in Landlord's sole and absolute discretion, may either: (i) elect to so repair, reconstruct or restore, in which case the Lease shall continue in full force and effect, or (ii) Landlord may elect not to repair, reconstruct or restore, in which case the Lease shall terminate as of the date of such partial damage or destruction. Under any of the conditions of this Section, Landlord shall give written notice to Tenant of its intention within said ninety (90) day period.

     23.3. If any partial damage or destruction is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may, by written notice to Tenant within ninety (90) days after the date of such damage or destruction, elect to terminate this Lease as of the date of such damage or destruction.

     23.4. If Landlord determines in Landlord's reasonable opinion that Tenant cannot be provided with reasonable use of and access to the repaired Premises or the Building within nine (9) months (or three (3) months during the last year of the Lease term) after the date of any damage or destruction thereto, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within fifteen
            (15) days after the date of Landlord's determination, provided that the damage or destruction was not due to the negligence or willful misconduct of Tenant or its agents, employees or invitees.

     23.5. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage or destruction resulting from any casualty occurs during the last twelve (12) months of the term of this Lease. Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. However, if Tenant has any unexpired options to extend the term of this Lease, if Tenant delivers written notice to Landlord exercising such option within five (5) days after such termination by Landlord, this Lease shall remain in effect subject to the remaining terms of this Article.

     23.6. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Landlord shall not be liable for any failure to make any such repairs if such failure is caused by any Unavoidable Delays (as defined below). However, if such failure shall persist for more than one hundred eighty (180) days, either party may, by written notice to the other, terminate this Lease as of the date of the occurrence of such damage.

     23.7. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released without further obligation to the other arising after the date possession of the Premises is surrendered to Landlord.

     23.8.  If  Landlord  is  required  or elects to  restore  the  Premises  as provided in this Article, Landlord shall prosecute the same with reasonable diligence to completion. However, Landlord shall not be required to restore alterations or improvements made by Tenant, Tenant Improvements, Tenant's Trade Fixtures, or Tenant's Personal Property. Such excluded items are the sole responsibility of Tenant to restore. Without interfering with Landlord's repair and restoration process, Tenant shall commence and diligently prosecute to completion the repair and restoration of such alterations and improvements and shall replace all Tenant Improvements, Tenant's Trade Fixtures, or Tenant's Personal Property promptly upon delivery of the Premises to Tenant.

     23.9. If Landlord elects to repair the damage and, if the damage was due to the negligence or willful misconduct of Tenant, Tenant shall pay Landlord an amount equal to the difference between the actual cost of repair and any insurance proceeds received by Landlord. If the Premises, the Building or the Project is damaged, and such damage is of the type insured against under the fire and special form property damage insurance maintained by Landlord hereunder, the cost of repairing said damage, up to the amount of the deductible under said insurance policy, shall be included as a part of Operating Expenses.

     23.10. Landlord and Tenant hereby waive the provisions of any statutes or court decisions that relate to the abatement of rent or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

     23.11. If the existing laws do not permit the restoration as described in this Article, either Party may terminate this Lease immediately by giving notice to the other Party.

     23.12. If Landlord is required or elects to restore the Premises as provided in this Article, Tenant shall continue the operation of its business on the Premises, during the restoration period, to the extent reasonably practicable from the standpoint of prudent business management and to the extent that it will not interfere with the repair and restoration process.

     23.13. Except for abatement of rent as provided in this Article, Tenant shall have no claim against Landlord for any damage suffered by reason of any damage, destruction, repair or restoration of the Premises. Tenant shall not be entitled to any compensation or damages from Landlord as a result of any partial or total destruction of the Premises or for any inconvenience, loss, or damage that Tenant may incur as a result of the restoration process.

     23.14. In the event that either Party elects to terminate this Lease under the enabling provisions of this Article, Tenant shall surrender to the Landlord all proceeds from the insurance policies described in the Article titled "Insurance," excluding proceeds for the Tenant's trade fixtures and equipment.

     23.15. In the case of damage or destruction caused from a risk covered by insurance provided in the Article titled "Insurance," there shall be no abatement or reduction of rent. However, Tenant shall receive a credit against its Rent obligations to the extent that Landlord receives insurance proceeds attributable to Tenant's Rent lost during the period that the destruction interferes with Tenant's use of the Premises. In the case of damage or destruction caused from a risk not covered by the insurance provided in the Article titled "Insurance," there shall be an abatement or reduction of rent between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises.

     23.16. In the case of damage or destruction caused from a risk not covered by the insurance provided in the Article titled "Insurance," if such damage or destruction is caused by or arises out of Tenant's acts or omissions, or the acts or omissions of Tenant's agents, employees, contractors, and/or invitees, Landlord shall not have any obligation to repair or restore under this Article, and there shall be no abatement of rent under this Lease. Nothing in this Article shall relieve or limit any liability of Tenant on account of such acts or omissions.

24.  CONDEMNATION.

     24.1. "Condemnation" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and (ii) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

     24.2. "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

     24.3. "Award" means all compensation, sums, or anything of value awarded, paid, or received on a total or partial condemnation.

     24.4. "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

     24.5. If, during the Term or during the period of time between the execution of this Lease and the Commencement Date, there is any taking by condemnation of all or any part of the Lot, the Building or the Premises, or any interest in this Lease, the rights and obligations of the Parties shall be determined pursuant to this Article.

     24.6. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

     24.7. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises as permitted under this Lease. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate pursuant to this Section by giving notice to Landlord within thirty (30) days after the nature and the extent of the taking have been finally determined. If Tenant elects to terminate this Lease as provided in this Section, Tenant also shall notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days nor later than three (3) months after Tenant has notified Landlord of its election to terminate. However, this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If Tenant does not terminate this Lease within the thirty (30) days period, this Lease shall continue in full force and effect.

     24.8. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the Base Rent shall be reduced by an amount that is in the same ratio to Base Rent as the total rentable square feet of the portion of the Premises taken bears to the total rentable square feet of the Premises immediately before the date of taking.

     24.9. If fifty percent (50%) or more of the parking spaces allocated for Tenant's use under this Lease is taken by condemnation, Tenant may terminate this Lease. If fifty percent (50%) or more of the parking area located on the Lot is taken by condemnation, either Party shall have the election to terminate this Lease pursuant to this Section.

     24.10. If, within thirty (30) days after the date that the nature and extent of the taking are finally determined, Landlord notifies Tenant that Landlord at its cost shall add on to the remaining parking area adjoining the Premises so that the area and the approximate layout of the Premises and parking area will be substantially the same after the date of taking as they were before the date of taking, and Landlord commences the restoration immediately and completes the restoration within three (3) months after Landlord notifies Tenant, this Lease shall continue in full force and effect without any reduction in Base Rent, except the abatement or reduction made pursuant to Section 12 of this Article.

     24.11. Each Party waives the provisions of the California Code of Civil Procedure allowing either Party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

     24.12. If there is a partial taking of the Premises and this Lease remains in full force and effect pursuant to Section 7 of this Article, Landlord at its cost shall use the condemnation award paid to Landlord as a result of such partial taking to repair and restore the same as soon as reasonable possible after such partial taking so that the Premises and the Building are restored to a complete unit of the same quality, character and utility for Tenant's purposes existing prior to the condemnation.

     24.13. Rent shall be abated or reduced during the period from the date of taking until the completion of restoration as provided in Section 8 of this Article, but all other obligations of Tenant under this Lease shall remain in full force and effect.

     24.14. The award shall belong to and be paid to Landlord, except that Tenant shall receive from the award the following:

            24.14.1. A sum attributable to Tenant's Improvements or Alterations made to the Premises by Tenant in accordance with this Lease, which Tenant's Improvements or Alterations Tenant has the right to remove from the Premises pursuant to the provisions of this Lease but elects not to remove; or, if Tenant elects to remove any such Tenant's Improvements or Alterations, a sum for reasonable removal and relocation costs not to exceed the market value of such Tenant's Improvements or Alterations.

            24.14.2. A sum attributable to any excess of the market value of the Premises (exclusive of Tenant's Improvements or Alterations for which Tenant is compensated under this Section) for the remainder of the Term (with the length of the remainder of the Term calculated as if Tenant had exercised each Option to Extend granted to Tenant pursuant to Article 11 of this Lease), over the present value at the date of taking of the Base Rent payable for the remainder of the Term (with the length of the remainder of the Term calculated as if Tenant had exercised each Option to Extend granted to Tenant pursuant to Article 11 of this Lease).

            24.14.3.  A  sum   attributable   to  that   portion  of  the  award
                      constituting severance damages for the restoration of the Premises.

     24.15. The taking of the Premises or any part of the Premises by military or other public authority shall constitute a taking of the Premises.

25.  ASSIGNMENT.

     25.1. Tenant shall not voluntarily assign or encumber its rights or interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent through strict accordance with the following procedure:

            25.1.1.   Tenant  must  first give to  Landlord a written  notice of intent to sublease or assign (referred to herein as "Tenant's Notice") at least thirty (30) days prior to the effective date of any proposed subletting or assignment. Tenant's Notice must contain the following: (i) whether Tenant proposes to assign or sublet; (ii) the identity and trade of the proposed assignee or sublessee (each of which is referred to herein as the "Transferee") with accompanying financial statements and background information for both the individual Transferee and its business entities; (iii) the nature of the proposed Transferee's business to be carried on in the Premises;
                      (iv) a signed statement from both the Tenant and the proposed Transferee stating all the terms and conditions of all their transactions concerning the Premises; and (v) in the case of a subletting, a copy of the proposed sublease.

            25.1.2. Tenant must at all times promptly notify Landlord of any material change and/or alteration of the items required to be in Tenant's Notice. If within ten (10) business days after Tenant receives written notice thereof from Landlord, Tenant fails to so notify Landlord or fails to cure any such material misrepresentation or untruth contained in Tenant's Notice, by either the Tenant or the proposed Transferee, such failure shall constitute an Event of Default by Tenant, and Landlord shall have the right to elect to terminate this Lease.

            25.1.3. After receipt of Tenant's Notice, if Tenant has advised Landlord of Tenant's intent to assign or sublet 25% or more of the Premises, Landlord may, at any time within ten
                      (10) business days of said receipt, elect to recapture the Premises, or the portion Tenant proposes to sublease, and cancel this Lease as to the amount of the Premises recaptured, by mailing a written cancellation notice to Tenant. Such cancellation shall become effective thirty
                      (30) days after receipt of said notice by Tenant. If only a portion of the Premises is recaptured, this Lease shall terminate only as to such portion and Rent payable under this Lease shall be proportionately reduced. Notwithstanding the foregoing, Tenant may avoid such termination by withdrawing its proposed assignment or sublease by written notice delivered to Landlord within five (5) days after Landlord's termination notice, and, in such event, this Lease shall continue in full force and effect.

            25.1.4. If Landlord fails to exercise its right to cancel this Lease within the before-mentioned fifteen (15) business day period, said cancellation right on the part of the Landlord shall be deemed waived, but only with respect to the assignment or subletting specified in Tenant's Notice. Tenant may thereafter assign this Lease or sublet the Premises in accordance with the terms of Tenant's Notice and the restrictions of this Article. Tenant understands and acknowledges that Landlord's right, as provided in this Article, to terminate this Lease rather than approve the assignment thereof or the subletting of all or any portion of the Premises is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth.

     25.2.  Tenant  agrees  to pay  Landlord's  reasonable  costs  and  expenses
            (including reasonable attorneys' fees) in an amount not to exceed Two Thousand Dollars ($2,000.00) incurred in connection with the processing and documentation of any requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Tenant's interest in and to the Premises, which is submitted to Landlord for Landlord's consent.

     25.3. Any mortgage, pledge or assignment of this Lease, or if Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, reorganization or liquidation shall constitute an assignment for the purposes of this Article. If Tenant is a corporation (other than a corporation publicly traded stock on a nationally recognized stock exchange), an unincorporated association, a limited liability company or a partnership, then the transfer (including a transfer by means of a merger), assignment or hypothecation of any stock or interest in such corporation, association, a limited liability company or partnership in the aggregate in excess of fifty percent (50%) during any consecutive twelve (12) month period shall be deemed an assignment within the meaning and provisions of this Article. However, a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children or grandchildren is excepted from the foregoing provision. Tenant further acknowledges and understands that Landlord's consent is required to any change in entity form by Tenant, including, but not limited to, Tenant's change from a general partnership to a limited liability partnership or a limited liability company and that a condition to Landlord's consent to any such change shall be Tenant's acknowledgment in writing that Tenant and its constituent partners or owners remain fully liable and responsible under the Lease subsequent to the date of the change in entity form.

     25.4. Should any transfer, assignment (whether voluntary or involuntary, by operation of law, under legal process or proceedings, by mortgage, by security assignment, by receivership, in bankruptcy, or otherwise), encumbrance, or sublease be made, or any of Tenant's right under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, without obtaining Landlord's written consent, according to the procedure described above, such transfer, assignment, encumbrance, or sublease shall be voidable and ineffective and, at Landlord's election, shall constitute a default. Landlord's consent to any assignment, encumbrance, or sublease shall not constitute a further waiver of the provisions of this Section, including without limitation, Landlord's recapture right. The same shall apply to each successive transfer, assignment, or subletting, if any. Landlord shall not unreasonably withhold consent. It shall not be unreasonable for Landlord to withhold such consent because it wishes to exercise its right to recapture all or part of the Premises or because the proposed Transferee is any governmental agency, federal, state, local or foreign government, inconsistent with other tenants in the Project, or for Landlord to condition such consent upon Landlord's determination that (i) no Event of Default has occurred with respect to Tenant's performance of any of its obligations (monetary or nonmonetary) under this Lease, (ii) the proposed Transferee meets reasonable standards of credit-worthiness then used by Landlord to assess a prospective tenant's ability to fulfill the obligations of the Lease; and (iii) the proposed Transferee is likely to conduct on the Premises a business of a character and quality substantially equal to that conducted by Tenant and in the entire Project in general. Consent by Landlord to an assignment or a subletting shall neither release Tenant from its primary liability under this Lease nor from its obligations as stated in this Article.

     25.5. Without in any way limiting any other rights available to Landlord at the time of any proposed assignment, Landlord expressly reserves the right to adjust the Base Rent according to any change in the Consumer Price Index as may be specified in the Article titled "Rent," whether or not such an adjustment would otherwise be due at that time.

     25.6. One half (1/2) of any consideration received by Tenant for either assigning this Lease or from entering into a sublease contract, as well as one half (1/2) of any continuing rent paid to Tenant from a Transferee in excess of the rent Tenant was obligated to pay to Landlord at the time of the assignment or sublease, shall be paid to the Landlord, within ten (10) business days of Tenant's receipt thereof, in consideration for Landlord's consent to any assignment or subletting. Tenant's failure to pay to Landlord said required consideration shall constitute a default by Tenant and if such default remains uncured after the giving of the notice and the expiration of the applicable cure period provided for in Section
            26.1.12 of this Lease, Landlord shall have the right to immediately terminate this Lease in addition to all other remedies.

     25.7. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease. However, until the occurrence of an Event of Default by Tenant, Tenant shall have the right to collect such rent. Notwithstanding any assignment, sublease, or other transfer, Tenant shall remain fully and primarily liable under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. If an Event of Default occurs hereunder, Landlord may proceed directly against Tenant without pursuing any assignee or subtenant.

     25.8. No interest of Tenant in this Lease shall be assignable by operation of law including, without limitation, the transfer of this Lease by testacy or intestacy, or any Event of Default described in the
            Section 26.1.4 of the Article titled "Default."

     25.9.  Intentionally omitted.

     25.10. Intentionally omitted.

     25.11. Regardless of Landlord's consent, no subletting, assignment, hypothecation, license or concession shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the rent and perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment, subletting, hypothecation, license or concession agreement shall not be deemed consent to any subsequent assignment, subletting, hypothecation, license or concession agreement. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments, subletting, hypothecations, licenses or concession agreements with assignees or other successors of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

     25.12. If Landlord does not elect to recapture pursuant to this Article, Tenant may enter into a valid assignment or sublease provided that Landlord consents thereto pursuant to this Article, and provided that (i) such assignment or sublease is executed within ninety (90) days after Landlord has given its consent to same, (ii) Tenant pays (or causes to be paid) Landlord's reasonable costs and expenses (including attorneys' fees) incurred in connection with the processing and documentation of any requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Tenant's interest in and to the Premises as required pursuant to Section 25.2 of this Lease, (iii) no Event of Default exists as of the effective date of the assignment or sublease, (iv) there have been no material changes (since the date on which
            Landlord's consent was given) with respect to the financial condition or background of the proposed Transferee or the business which said party plans to conduct on the Premises, and (v) a fully executed original of such assignment or sublease (either of which shall state that the assignee or subtenant agrees, for the express benefit of Landlord, to be bound by all of the terms, covenants, and conditions of this Lease) is delivered to Landlord prior to the date the assignee or subtenant takes possession of any portion of the Premises.

     25.13. Tenant agrees to protect, defend and indemnify and hold Landlord harmless with respect to any and all costs and expenses (including reasonable attorneys' fees) and liability for compensation claimed by any broker or agent in connection with any assignment, subletting or other transfer of Tenant's interest under this Lease.

     25.14. Notwithstanding any other provision of this Lease, Tenant shall not, without Landlord's prior written consent, assign this Lease or sublet all or any part of the Premises for any purpose which would violate any negative covenant as to use contained in any then outstanding lease affecting the Building, in any declaration of restrictions affecting the Building, or in any mortgage or deed of trust affecting the Building, provided that the prohibition contained in this sentence shall only apply to any such negative covenant of which Tenant receives prior notice in writing from Landlord. Landlord shall from time to time advise Tenant of any such negative covenants, upon Tenant's making written request to Landlord for such information. Moreover, Tenant shall not, without Landlord's consent (not to be unreasonably withheld), assign or sublet to any party for a use which is not in compliance with the permitted uses as specified in the Article titled "Use, Limitations" above.

     25.15. If Tenant is a partnership, any new general partner added to the partnership after the execution of this Lease shall be liable for the obligations of Tenant. Any general partner who ceases to be a general partner in Tenant after the execution of this Lease shall not be relieved of his liability for the obligations of Tenant.

     25.16. In addition, Tenant expressly warrants that the rental rate for such subletting of the Premises shall not be included in any printed advertising or mailings that Tenant or its agents shall utilize in seeking to sublet the Premises.

     25.17. Notwithstanding the foregoing, no consent of Landlord shall be required for any assignment, subletting or transfer to a parent corporation, subsidiary corporation, sister corporation or other entity related to Tenant, or any such transfers occurring as a result of a merger or corporate reorganization of Tenant, or any purchaser of all or substantially all of the assets of Tenant.

26.  DEFAULT.

     26.1. The occurrence of any of the following shall constitute an "Event of Default" under this Lease:

            26.1.1. The failure of Tenant to pay or cause to be paid any rent, monies, or charges required by this Lease to be paid by Tenant within ten (10) days after the date due;

            26.1.2. The abandonment of the Premises by Tenant as such term is defined in the Article titled "Abandonment;"

            26.1.3. Tenant causing or permitting, without prior written consent of Landlord, any act when this Lease requires Landlord's prior written consent to or prohibits such act;

            26.1.4. The making by Tenant of any general assignment for the benefit of creditors or any similar action for the protection or benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor or to have debts discharged or of a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
                      (60) days of the filing of such petition); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60)
                      days); the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; or Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium or composition of its debts; an involuntary assignment of this Lease, which includes, but is not limited to, a writ of attachment or execution levied on this Lease. Any such involuntary assignment constitutes an Event of Default by Tenant, which shall give Landlord the right to elect to terminate this Lease. If Landlord so elects, this Lease shall not be treated as an asset of Tenant.

            26.1.5. If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future applicable Law relative to bankruptcy, insolvency, or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its properties or its interest in the Premises (the term "acquiesce" as used in this Section, includes, but is not limited to, the failure to file a petition or motion to vacate, appeal or discharge any order, judgment or decree within ten (10) business days after entry of such order, judgment or decree);

            26.1.6. If a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation dissolution or similar relief under any present or future Federal bankruptcy act, or any other present or future applicable Law relating to bankruptcy, insolvency, or other relief for debtors, and Tenant shall acquiesce in the entry of such order, judgment or decree if such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its property or its interest in the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

            26.1.7. If Tenant shall admit in writing its inability to pay its debts as they mature;

            26.1.8. If Tenant shall give notice to any governmental body of insolvency or pending insolvency, or suspension or pending suspension of operations; or

            26.1.9. The occurrence of any of the events described in this Article by any guarantor of Tenant's obligations under this Lease or the default by such guarantor under its guaranty.

            26.1.10. The existence of any material misrepresentation or omission in any financial statements, correspondence or other information provided to Landlord by or on behalf of Tenant or any guarantor in connection with (a) Tenant's negotiation or execution of this Lease; (b) Landlord's evaluation of Tenant as a prospective tenant at the Project, (c) any proposed or attempted transfer; or (d) any consent or approval Tenant requests under this Lease, which remains uncured within ten (10) business days after Tenant received written notice thereof from Landlord.

            26.1.11. Guarantor's default (beyond any applicable notice and grace periods) under any guaranty now or after Lease commencement securing all or any part of Tenant's obligations under this Lease.

            26.1.12. Tenant's failure to perform any other provision of this Lease which Tenant is required to observe and perform and such failure shall continue for thirty (30) days (or such shorter period as may be explicitly specified in this Lease) after Tenant receives written notice thereof from Landlord (or such additional reasonable period of time as may be required to cure such default provided that Tenant has promptly commenced the cure of such default within such thirty (30 day period and thereafter diligently pursues the cure of such default to completion).

     26.2. Any such notice provided to Tenant under this Section shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure. Notices given under this Section shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

     26.3. Upon the occurrence of an Event of Default, Landlord shall have the following remedies. These remedies are not all inclusive; they are cumulative in addition to any remedies now or later allowed by law or other provisions of this Lease. No waiver by Landlord of a breach of any of the terms, covenants or conditions of this Lease by Tenant shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar acts by Tenant. No statement on a payment check from Tenant or in a letter accompanying a payment check is binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of any such statement. If Tenant pays any amount other than the actual amount due Landlord, receipt or collection of such partial payment does not constitute an accord and satisfaction. Landlord may retain any such partial payment, whether restrictively endorsed or otherwise, without prejudice to Landlord's right to collect the balance properly due. If all or any portion of any payment is dishonored for any reason, payment will not be deemed made until the entire amount due is actually collected by Landlord. The foregoing provisions apply in kind to the receipt or collection of any amount by a lock box agent or other person on Landlord's behalf.

            26.3.1. Landlord may continue this Lease in full force and effect and shall have the right to collect rent when due. During the continuance of an Event of Default, if Landlord has elected to repossess the Premises by legal proceedings without terminating this Lease, Landlord may relet the Premises, or any part thereof, to third parties for Tenant's account. Landlord shall have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises by legal proceedings. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Tenant waives and releases all Claims Tenant may have resulting from Landlord's re-entry and taking possession of the Premises by any lawful means and removing and storing Tenant's property as permitted under this Lease, regardless whether this Lease is terminated and, to the fullest extent allowable under the Laws, Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against any and all Claims occasioned thereby except to the extent any such Claim arises out of the negligence or willful misconduct of Landlord. No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord shall elect to re-enter the Premises under the provision of this Section, Landlord shall not be liable for damages by reason of such re-entry except to the extent any such damage is caused by the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. After the occurrence of an Event of Default, and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease pursuant to the Article titled "Assignment." Tenant acknowledges that Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublease or assign, subject only to reasonable limitations). In the event that Landlord should elect to relet the Premises or any part thereof on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises, it may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any rent from such tenant. The proceeds of any such reletting shall be applied as follows:

            26.3.1.1. First,  to the  payment of any  indebtedness  (other  than rent) due hereunder from Tenant to Landlord, including but not limited to storage charges;

            26.3.1.2. Second,  to  the  payment  of  the  reasonable  costs  and expenses of reletting the Premises, including brokerage commissions, alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Landlord in connection with the retaking of the. said Premises and such reletting;

            26.3.1.3. Third,  to the  payment of rent and other  charges due and unpaid hereunder; and

            26.3.1.4. Fourth,  to the prorated value of the concessions  granted to Tenant upon signing the Lease; and

            26.3.1.5. Fifth,  to the  payment of future  rent and other  damages payable by Tenant under this Lease.

            26.3.2. Landlord can terminate Tenant's right to possession of the Premises at any time. Unless Landlord shall have notified Tenant in writing that it has elected to terminate this Lease, Landlord shall not be deemed to have terminated this Lease, Tenant's right to possession of the Leasehold, the liability of Tenant to pay rent thereafter, or Tenant's liability for damages under any of the provisions hereof. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and Tenant's surrender of possession pursuant to such notice shall not be deemed to be a termination of this Lease or of Tenant's right to possession thereof (unless Landlord elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Tenant). Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

            26.3.2.1. The  worth,  at the time of the award of the  unpaid  rent that had been earned at the time of termination of this Lease; plus

            26.3.2.2. The  worth,  at the time of the  award,  of the  amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

            26.3.2.3. The  worth,  at the time of the  award,  of the  amount by which the unpaid rent for the balance of the Term after the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

            26.3.2.4. Any other amount, and court costs, necessary to compensate
                      Landlord for all detriment proximately caused by Tenant's default.

            The worth at the time of award of the amount  referred to in Section
            26.3.2. above is to be computed by allowing interest at the rate of ten percent (10%) per annum or the discount rate of the Federal Reserve Bank of San Francisco plus five percent (5%), whichever is less.

            26.3.3.   Intentionally omitted.

            26.3.4. Landlord, at any time after Tenant commits an Event of Default and during the continuation of such Event of Default, may cure the applicable Event of Default at Tenant's costs. If at any time, by reason of any Event of Default, Landlord pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if Tenant pays such sum at a later date, it shall bear interest at the rate of 10% per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with accrued interest, shall be additional rent.

     26.4.  Intentionally omitted.

     26.5. Landlord shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform and such failure to perform is not cured within thirty (30) days after written notice of the default has been given by Tenant to Landlord. If the default cannot reasonably be cured within thirty
            (30) days, Landlord shall not be in default of this Lease if Landlord promptly commences to cure the default within the aforesaid thirty (30) days period and diligently and in good faith continues to cure the default to completion. Upon the occurrence of any such default by Landlord, Tenant may remedy such default and charge Landlord for the reasonable costs thereof or sue for injunctive relief to recover damages for any loss from such breach or terminate this Lease.

     26.6. In no event is Landlord liable to Tenant or any other person for consequential, special or punitive damages, including, without limitation, lost profits. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Premises, and out of rent or other income from the Premises receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Premises. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, shareholders, directors, officers, employees or agents of Landlord. Tenant shall look solely to Landlord's interest in the Premises and the rent or other income received by Landlord from the Premises, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and shall not seek recourse against the individual partners, shareholders, directors, officers, employees, or agents of Landlord or any of their personal assets for such satisfaction.

     26.7. If a court of competent jurisdiction determines that any act described in this Article does not constitute an event of default, and the court appoints a trustee to take possession of the Premises (or if Tenant remains a debtor in possession of the Premises) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord is entitled to receive, as additional rent, the amount by which the Rent (or any other consideration) paid in connection with the Transfer exceeds the Rent otherwise payable by Tenant under this Lease.

     26.8. Tenant will reimburse and compensate Landlord on demand and as additional rent for any actual loss Landlord incurs in connection with, resulting from or related to any Event of Default under this Lease, regardless of whether suit is commenced or judgment is entered. Such loss includes all, reasonable legal fees, costs and expenses (including paralegal fees and other professional fees and expenses) Landlord incurs investigating, negotiating, settling or enforcing any of Landlord's rights or remedies or otherwise protecting Landlord's interests under this Lease. Tenant will also indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against all Claims Landlord or any of the other Landlord Parties incurs if Landlord or any of the other Landlord Parties becomes or is made a party to any claim or action: (a) instituted by Tenant or by or against any person holding any interest in the Premises by, under or through Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; or (c) otherwise arising out of or resulting from any act or omission of Tenant or such other person. In addition to the foregoing, Landlord is entitled to reimbursement of all of Landlord's fees, expenses and damages, including, but not limited to, reasonable attorneys' fees and paralegal and other professional fees and expenses, Landlord incurs in connection with protecting its interests in any bankruptcy or insolvency proceeding involving Tenant, including, without limitation, any proceeding under any chapter of the Bankruptcy Code; by exercising and advocating rights under Section 365 of the Bankruptcy Code; by proposing a plan of reorganization and objecting to competing plans; and by filing motions for relief from stay. Such fees and expenses are payable on demand, or, in any event, upon assumption or rejection of this Lease in bankruptcy.

27.  ADVERTISING.

     27.1. Tenant shall not affix any signs, banners, advertising placards, names, insignias, "trademarks (collectively referred to in this Article as "Signs or "Signs") or other descriptive materials on any window or upon the exterior of the Building, unless Tenant has received the prior written approval of Landlord as to size, type, color, location, copy, nature and display qualities of any such proposed materials, which approval shall not be unreasonably withheld. Any Sign that is affixed or displayed without Landlord's written approval shall be subject to a sign removal fee of One Hundred Dollars ($100.00) per occurrence. All Signs must conform to the other signs used throughout the Building. Any Sign must meet the requirements of any Declaration of Restrictions encumbering the Project and the requirements of the City of Vista. Except for outside storage permitted under Section 6.10 of this Lease, Tenant shall not display, store or sell any merchandise outside the defined exterior walls and permanent doorways of the Premises. Except as permitted under Section 6.6 of this Lease, Tenant shall not use in or about the Premises any advertising media which may be heard or seen outside the Premises, such as flashing lights, search lights, loudspeakers, phonographs or radio broadcasts.

     27.2.  Tenant  shall  pay  for  the  creation  and   installation   of  the
            appropriate tenant identification signs at the Project.

     27.3. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or the Project or their desirability; and upon written notice from Landlord, any tenant shall refrain from or discontinue such advertising.

28.  NO PUBLIC DISCLOSURES.

     28.1. The terms and conditions of this Lease constitute proprietary information of Landlord that Tenant will keep confidential. Tenant's disclosure of the terms and conditions of this Lease could adversely affect Landlord's ability to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, except for information regarding this Lease which Tenant may be required to disclose pursuant to the requirements of applicable Laws, including, without limitation, the requirements of the Security and Exchange Commission, Tenant will not, without Landlord's consent (which consent Landlord may grant or withhold in its sole and absolute discretion), directly or indirectly disclose the terms and conditions of this Lease to any other tenant or prospective tenant of the Building or to any other person or entity other than Tenant's employees, agents, attorneys and accountants who have a legitimate need to know such information (and who will also keep the same in confidence).

     28.2.  Intentionally omitted.

     28.3. Tenant will not record this Lease or a Memorandum of this Lease without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion.

29.  LANDLORD'S ENTRY ON PREMISES.

     29.1. Upon giving Tenant twenty-four (24) hours notice, Landlord and its authorized representatives and agents shall have the right to enter or pass through the Premises during Tenant's normal business hours for any of the following purposes:

            29.1.1. To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

            29.1.2.   To  protect  the  interest  therein of  Landlord;  to make alterations and additions as permitted under this Lease and to do any necessary maintenance and repairs; to make any restoration to the Premises, or the Building, that Landlord has the right or obligation to perform; to provide any services in accordance with this Lease; to perform in accordance with the terms of this Lease any obligations of Tenant that Tenant fails to perform; and to take all required materials and equipment into the Premises and perform all required work therein, including the erection of scaffolding, props, or other mechanical devices.

            29.1.3. To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

            29.1.4. To post "for sale" signs at any time during the Term, to post "for rent" or "for lease" signs during the last three
                      (3) months of the Term, or during any period while a material Event of Default exists;

            29.1.5. To show the Premises to prospective brokers, agents, buyers, persons interested in an exchange, holders of encumbrances on the interest of Landlord under the Lease, and prospective mortgagees of the Building at any time during the Term and to show the Premises to prospective tenants during the last three (3) months of the Term, or during any period while a material Event of Default exists; or

            29.1.6.   To  shore  the  foundations,  footings,  and  walls of the
                      Premises and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises or materially and adversely interfere with the operation of Tenant's business on the Premises, and to do any other act or thing reasonably necessary for the safety or preservation of the Premises if there is any excavation on any adjacent property or nearby street. With Landlord's consent, Landlord's right under this Subsection extends to the owner of the adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives provided that such owner and representatives comply with all of the requirements of this Lease regarding Landlord's access to the Premises.

     29.2. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, loss of quiet enjoyment, or other damage arising out of Landlord's or Landlord's employee's or authorized representative's or agent's entry on the Premises as provided in this Article except damage resulting from the acts or omissions of Landlord or its employees or authorized representatives or agents.

     29.3.  Intentionally omitted.

     29.4. For each of the purposes described in this Article, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon, or about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem reasonably proper to open such doors during the continuance of an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or to be an eviction of Tenant from the Premises or any portion thereof. All locks and locking devices shall be a part of the building's master-keying system. Neither Tenant nor any other person, other than Landlord or its agents, shall change any locks.

     29.5. Tenant shall be entitled to an abatement or reduction of rent, if Landlord exercises any rights reserved in this Article to, the extent that Landlord's entry and activities interfere with Tenant's business on the Premises. However, if Landlord's entry and activities on the Premises result from an Event of Default, Tenant shall not be entitled to any abatement or reduction of rent.

     29.6. When exercising the rights granted Landlord under Section 6.14 and this Article 29, Landlord, its agents, employees and/or contractors
            (a) shall identify themselves to Tenant's personnel immediately upon entering the Premises, and (b) shall not, in any way, materially or unreasonably affect, interrupt or interfere with Tenant's use, business or operations on the Premises or obstruct the visibility of or access to the Premises. If a substantial, material or unreasonable interference with Tenant's use, business or operations on the Premises or obstruction of the visibility of or access to the Premises shall occur and continue for longer than ninety (90) days as a result of Landlord's exercise of its rights under Section 6.14 or this Article 29, Tenant shall have the option to terminate this Lease.

     29.7. Nothing in this Article shall prohibit Landlord from entering the Premises without first giving notice to Tenant, as allowed by law, in response to an emergency situation. As used in this Lease, the term "emergency" shall mean an unforeseen event posing imminent and significant threat to life, safety or property if not immediately addressed by Landlord in its commercially reasonable judgment.

30.  OFFSET STATEMENT ATTORNMENT, SUBORDINATION.

     30.1. After request therefore by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises by Landlord, an offset statement and/or estoppel certificate shall be required from Tenant, Tenant agrees to deliver a certificate, in recordable form, to any proposed lender or purchaser, or to Landlord, certifying: (1) The Commencement Date; (2) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (3) the date to which the rental and other sums payable under this Lease have been paid; (4) that there are no defenses or offsets thereto, or stating those claimed by Tenant; (5) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (6) such other reasonable factual statements requested by Landlord, or any proposed lender and/or purchaser. Landlord and Tenant intend that any mortgagee, beneficiary, purchaser or prospective purchaser of the Building, Project or any interest therein, may rely upon any statement delivered pursuant to this Article. Tenant shall deliver the certificate, in the form proposed by the requesting entity, within ten (10) business days after the request is received by Tenant. Tenant's failure to deliver such statements within such time shall be conclusive upon the Tenant that this Lease is in full force and effect, except as and to the extent any modification has been represented by Landlord, and that there are no uncured defaults in Landlord's performance and that not more than one month's rent has been paid in advance. Such failure also constitutes a default of this Lease. In such event, Tenant is estopped from denying the truth of the facts contained in the statement submitted to Tenant.

     30.2. Tenant will, within ten (10) business days after Tenant's receipt of Landlord's request at any time during the Term (but no more frequently than once in any twelve (12) month period), deliver to Landlord complete, accurate and up-to-date financial statements (including the current year and the two years prior to the current financial statement year) with respect to Tenant and any Guarantor(s) or other parties obligated upon this Lease, which financial statements must be (a) prepared according to generally accepted accounting principles consistently applied, and (b) certified by an independent certified public accountant or by Tenant's (or Guarantor's, as the case may be) chief financial officer that the same are correct in all material respects as of the date of such financial statements.

     30.3. In the event of termination of any underlying lease, or in the event of foreclosure or exercise of any power of sale wider any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, Tenant, upon demand, shall attorn to the lessor under said underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall not terminate and Tenant shall automatically be and become the tenant of the lessor under said underlying lease or to the purchase or whichever shall make demand therefore. Tenant waives the protection of any statute or rule of law that gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest. No landlord or purchaser at any foreclosure sale pursuant to the exercise of any power of sale or any successor thereto shall be liable for any act or omission of any prior landlord (including Landlord), or subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), or be bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month, or by any security deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord) unless such deposit is transferred to such landlord or purchaser, or bound by any agreement or modification of this Lease made without the prior written consent of such material landlord.

     30.4. Upon the request of Landlord, Tenant shall subordinate its rights hereunder to the lien of any deed(s) of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises, Building, or Project or any part thereof, and to all advances made or hereafter to be made upon the security thereof. This Section shall be self-operative if no further instrument of subordination is required by any lender, provided that the mortgagee or beneficiary under such mortgage or deed of trust agrees in a written instrument in form and substance reasonably satisfactory to Tenant that Tenant's use and right to possession of the Premises shall not be disturbed, nor shall its obligations be enlarged or its rights be abridged hereunder by reason of any foreclosure, sale or transfer of the Premises under any such mortgage or deed of trust so long as no Event of Default has occurred hereunder.

     30.5. Upon the request of Landlord or any other Party in interest, Tenant shall promptly execute such documents, instruments or certificates that may be reasonably necessary to carry out the intent of this Article. Tenant's failure to execute any such documents and deliver them to Landlord within fifteen (15) days after the request of Landlord to do so, shall be an Event of Default.

     30.6. If, in connection, with obtaining construction, interim, or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not withhold, delay or defer its consent thereto, provided that such modifications do not increase the monetary obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     30.7.  Intentionally omitted.

     30.8. Tenant will give the holder of any Mortgage, by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or the holder of the Mortgage previously notified Tenant in writing (by way of notice of assignment of rents and leases or otherwise) of the address of such holder. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then Tenant will provide written notice of such failure to such holder and such holder will have an additional thirty (30) days within which to cure the default. If the default cannot be cured by such holder within additional thirty (30) day period, then the holder will have such additional time as may be reasonably necessary to effect the cure if, within such thirty (30) day period, the holder has commenced and is diligently pursuing the cure to completion (including without limitation commencing foreclosure proceedings if necessary to effect the cure).

31.  NOTICE.

     31.1. Except as otherwise specifically provided herein, any notice, demand, request, consent approval, or communication that either Party desires or is required to give the other Party or any other person, shall be in writing and shall be deemed to have been duly delivered upon personal delivery, upon delivery by electronic facsimile transmission (verified by the sending machine), the following day after sending by overnight courier, or as of the second business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the other Party at the address designated at the beginning of this Lease. Either Party may change its address by notifying the other Party of the change of address.

32.  WAIVER.

     32.1. A delay or omission in the exercise of any right or remedy of Landlord on the occurrence of any Event of Default shall neither impair such right or remedy nor be construed as a waiver, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease.

     32.2. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payments for the particular rent payment involved. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent by deemed an accord and satisfaction, (unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by Landlord). Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent, including any interest and late charges, or pursue any other remedy provided in this Lease.

     32.3. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

     32.4. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     32.5. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of the Lease.

     32.6. Any claim Tenant may have against Landlord for default in performance of any of Landlord's obligations under this Lease is deemed waived unless Tenant notifies Landlord of the default within thirty (30) days after Tenant knew or should have known of the default.

33.  SALE OR TRANSFER OF PREMISES.

     33.1. Upon consummation of a sale, exchange, assignment or other transfer of all or any portion of the Premises, Landlord shall be released from any liability and all obligations thereafter accruing under this Lease. Landlord's covenants and obligations in this Lease bind each successive landlord only during and with respect to its respective period of ownership. However, notwithstanding any such transfer, the transferor remains entitled to the benefits of Tenant's releases and indemnity and insurance obligations (and similar obligations) under this Lease with respect to matters arising or accruing during the transferor's period of ownership.

     33.2. If Tenant has paid any Security Deposit or prepaid rent, Landlord shall transfer the Security Deposit or prepaid rent; to Landlord's successor. Upon such transfer, Landlord shall be discharged from any further liability in reference to the Security Deposit or prepaid rent.

34.  HOLDING OVER.

     34.1. If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of this Lease, or after the date in any notice given by Landlord to Tenant terminating this
            Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' notice given at any time by either Party, and neither a renewal hereof nor an extension for any further term. During such month-to-month tenancy, Tenant shall pay all rent required by this Lease. All provisions of this Lease except those pertaining to term shall apply to the month-to-month tenancy. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holding over hereunder or result in a renewal of this Lease. The provisions of this Article are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or as otherwise provided by law.

35.  SURRENDER OF PREMISES.

     35.1. Upon expiration of the Term or within a reasonable period of time after termination of this Lease, Tenant shall quit and surrender to Landlord the Premises and all Tenant's Improvements and Alterations in good condition and repair except for: (i) ordinary wear and tear occurring after the last necessary maintenance made by Tenant; (ii) damage to or destruction of the Premises covered by the Article titled "Destruction" or by the Article titled "Condemnation;" or
            (iii) Alterations that Tenant has the right to remove or is obligated to remove under the provisions of the Article titled "Alterations." Tenant shall remove all of debris, rubbish, and Tenant's personal property from the Premises. Upon such removal, Tenant shall repair any damage resulting from the removal of Tenant's Trade Fixtures and Tenant's Personal Property. Prior to surrendering the Premises to Landlord, Tenant shall restore the Premises to a condition substantially similar to the condition of the Premises at the Commencement Date. Failing such, Landlord may so repair the Premises and charge Tenant for the reasonable costs thereof incurred by Landlord, or withhold such costs from any balance of the Security Deposit that may at the time remain. Tenant shall surrender all keys to the Premises to Property Manager or to Landlord at the place then fixed for Tenant's payment of Basic Rent or as Landlord or Property Manager otherwise direct. Tenant will also inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises or, on the Project.

     35.2. Landlord can elect to retain or dispose of (in any manner) any of Tenant's Personal Property that Tenant does not remove from the
            Premises on expiration or termination of the Lease by giving at least ten (10) days' notice to Tenant. Title to any items of Tenants' Personal Property that Landlord elects to retain or dispose of after expiration of the ten (10) day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such Tenant's Personal Property, Tenant shall be liable to Landlord for Landlord's reasonable costs for storing, removing, and disposing; of any of Tenant's Personal Property under this Section
            35.2. Landlord may store Tenant's Personal Property in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any of Tenant's Personal Property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such Tenant's Personal Property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant. Landlord shall apply the proceeds of such sale as follows:

            35.2.1. First, to the costs and expenses of such sale, including Landlord's reasonable attorneys' fees;

            35.2.2. Second, to the payment of the expense of or charges for removal and storing any such property;

            35.2.3. Third, to the payment of any other sum of money which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and

            35.2.4.   Fourth, the balance, if any, to Tenant.

     35.3. If Tenant fails to timely surrender the Premises to Landlord upon expiration or after termination of this Lease as required by this Article, Tenant shall hold Landlord harmless from all damages resulting therefrom, including, without limitation, claims made by a succeeding Tenant resulting from Tenant's failure to surrender the Premises.

     35.4. The voluntary or other surrender by tenant or a mutual cancellation of this Lease shall not work a merger, and shall, at the election of Landlord, either terminate all or any existing subleases or subtenancies or may operate as an assignment to it of any or all of such subleases or subtenancies. Landlord shall exercise its election within thirty (30) days of the event so requiring.

36.  ABANDONMENT.

     36.1. Tenant shall not vacate nor abandon the Premises at any time during the term of this Lease, nor permit the Premises to remain unoccupied for a period of longer than ten (10) consecutive days during the Term of this Lease. If Tenant shall abandon the Premises, any of Tenant's Personal Property left on the Premises shall be dealt with or disposed of as provided in the Article titled "Surrender of Premises."

37.  ATTORNEYS' FEES.

     37.1. In the event Landlord or Tenant retains an attorney to enforce any provision of this Lease against the other, the Party which establishes a breach of this Lease shall be entitled to recover from the other all expenses incidental to such enforcement incurred in any legal proceeding whatsoever (including but not limited to insolvency, bankruptcy, arbitration, declaratory relief, unlawful detainer or other litigation), regardless of whether or not suit is brought. Such expenses include, but are not limited to, reasonable attorneys' fees, appraisers' fees, accountants' fees, service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not. Such reimbursement shall be included in any judgment or final order issued in any proceeding. If Landlord employs a collection agency and/or an attorney to recover delinquent charges or to otherwise enforce this Lease after Tenant's notice and grace period, if any, expires, Tenant agrees to pay all collection agency fees and reasonable attorneys' fees (whether or not litigation is commenced or pursued to final judgment) charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease. Any expenses to which Landlord is entitled shall be considered as rent and are payable within ten (10) days after Tenant receives a reasonably detailed statement of the amount due.

     37.2. If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees including, but not limited to, the fees of appraisers, accountants, expert witnesses, and reasonable attorneys fees.

38.  ACCESS; CHANGES IN BUILDING FACILITIES NAME.

     38.1. Landlord reserves, for the purpose of operation, maintenance, decoration, and repair, access to:

            38.1.1. All walls, windows, and doors bounding the Premises, except the inside surfaces thereof (including exterior building walls, core corridor walls and doors, and any core corridor entrance); and

            38.1.2. All space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks, or other Building facilities, and the use thereof, as well as access thereto through the Premises.

     38.2. Landlord may, at any time before or after completion of the Project, without incurring any liability to Tenant therefore, make such changes in or to the Project and the fixtures and equipment thereof or any other portion of the Project, as well as in or to the street, entrances, halls, passages, stairways, and other improvements thereof, as Landlord may deem necessary or desirable.

     38.3. Landlord may, at any time before or after completion of the Project, without incurring any liability to Tenant therefore, adopt or change any name or address or identity for the Project (or any part thereof) including roof signs, entrances, signage, and other Project identification.

39.  QUIET ENJOYMENT.

     39.1. Notwithstanding any subordination as provided in the Article titled "Offset Statement, Attornment, Subordination," if no Event of Default has occurred under this Lease, Landlord covenants that Tenant shall have peaceful and quiet enjoyment of the Premises without hindrance on the part of Landlord, and Landlord shall defend Tenant in the peaceful and quiet enjoyment of the Premises against claims of all persons claiming by, through or under Landlord.

40.  FORCE MAJEUR

     40.1. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, regulations, or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes; or, any failure or defect in the supply, quantity or character of gas, electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with gas, electricity or water, or for any other reason, whether similar or dissimilar to the above beyond the reasonable control of the Party obligated to perform, shall excuse the performance by such Party for a period equal to that resulting from such prevention, delay or stoppage, except those obligations of Tenant to make payment for rental and other charges pursuant to the terms of this Lease.

41.  RELATIONSHIP OF PARTIES.

     41.1. The relationship of the Parties hereto is that of Landlord and Tenant, and it is expressly understood and agreed that Landlord is not in any way or for any purpose a partner of Tenant, or a joint venturer with Tenant in the conduct of Tenant's business or otherwise.

42.  GENERAL PROVISIONS.

     42.1. Unless the context otherwise indicates, whenever used in this Agreement the word "Party" or "Parties" means Landlord and/or Tenant, as the context may require.

     42.2. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     42.3. Titles and captions in this Agreement are inserted for convenience of reference only and do not define, describe, amplify or limit the scope of the intent of this Agreement or any of the terms hereof.
            42.4. References in this Agreement to Articles, Sections, Subsections, and Exhibits are to Articles, Sections, Subsections and Exhibits herein and hereto unless otherwise indicated.

     42.5.  Any  exhibits,   schedules  or  descriptions  referred  to  in  this
            Agreement are expressly incorporated herein by reference as if set forth in full, whether or not attached hereto.

     42.6. The representations, warranties, covenants, agreements and indemnities set forth in or made pursuant to this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall remain operative, shall be deemed made upon execution of this Agreement and shall not be merged therein.

     42.7. This Agreement contains the entire agreement between the parties relating the transactions contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. Except as expressly provided herein, there are no representations or warranties between the parties.

     42.8. Each party has relied upon its own examination of this Agreement, and the warranties, representations, and covenants expressly contained in this Agreement itself. The failure or refusal of either party to inspect this Agreement or other documents, or to obtain legal advice relevant to this transaction, constitutes a waiver of any objection, contention, or claim that might have been based upon such reading, inspection or advice.

     42.9. The parties acknowledge that this Agreement, in its final form, is the result of the combined efforts of the parties hereto and any counsel who may have advised the parties, neither of which has acted under any duress or compulsion, whether legal, economic, or otherwise. Should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing this Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning and the purposes for which this Agreement is made. The parties agree that, regardless of which party provided the initial form of this Lease, drafted or modified one or more provisions of this Lease, or compiled, printed or copied this Lease, this Lease is to be construed solely as an offer from Tenant to lease the Premises, executed by Tenant and provided to Landlord for acceptance on the terms set forth in this Lease, which acceptance and the existence of a binding agreement between Tenant and Landlord may then be evidenced only by Landlord's execution of this Lease.

     42.10. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party, or their successor in interest, against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

     42.11. In the event any term, covenant,, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

     42.12. Each of the Parties shall full, cooperate with the other in connection with the requirements imposed by this Agreement and each agree to take such further actions and to execute and deliver such further documents, with acknowledgment or affidavit, if required, as may be reasonably necessary to carry out the purposes of this Agreement and to facilitate the satisfaction of any conditions set forth herein.

     42.13. This Agreement, and any dispute arising hereunder, shall be construed and enforced in accordance with, and be governed by, California Laws. The parties hereto agree that proper jurisdiction and venue for any suit brought to interpret or enforce any term or provision of this Agreement shall be in San Diego County, California. The reference in this Lease to any legislation or any portion thereof shall be read as though the words "or any statutory modifications or re-enactment thereof or any statutory provisions substituted thereof were added to such reference.

     42.14. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as transmission of an original. At the request of Landlord or Tenant, the parties will confirm facsimile transmitted signatures by signing an original document.

     42.15. Whenever consent or approval of either Party is required, that Party shall not unreasonably withhold such consent or approval.

     42.16. If Tenant is a corporation, partnership, a limited liability company, or other entity, execution of this Lease by Tenant constitutes a representation by Tenant and the officers, partners, members, managers, or other agents of Tenant executing this Lease that this Lease has been duly authorized by Tenant, corporation, partnership, or other entity. Tenant shall provide to Landlord a certified copy of a duly adopted resolution of its partners or the Board of Directors of Tenant (or other appropriate evidence of authority) authorizing the execution and delivery of this Lease and naming the officers that are authorized to execute this Lease on behalf of Tenant.

     42.17. If Tenant is an entity, Tenant will, within ten (10) days after Landlord's written request, deliver to Landlord: (a) Certificate(s) of Good Standing from the state of formation of Tenant and, if different, the State of California, confirming that Tenant is in good standing under the laws governing formation and qualification to transact business in such state(s); and (b) a copy of Tenant's organizational documents and any amendments or modifications thereof, certified as true and correct by an appropriate official of Tenant. Tenant and each individual signing this Lease on behalf of Tenant represents and warrants that they are duly authorized to sign on behalf of and to bind Tenant and that this Lease is a duly authorized, binding and enforceable obligation of Tenant.

     42.18. All parties signing this Lease as Tenant and any Guarantor(s) of this Lease are jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant. The act of, or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     42.19. This Lease shall be binding on and inure to the benefit of the Parties and their successors and assigns, except as provided in the Articles titled "Assignment" and "Sale or Transfer of the Premises." Notwithstanding the immediately preceding sentence or any other provision of this Lease, this Lease shall not be assigned or assignable by operation of law. In no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

     42.20. All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

     42.21. The definitions contained in this Lease shall be used to interpret this Lease.

     42.22. Rent and all other sums payable under this Lease shall be paid in lawful money of the United States of America.

     42.23. Except as may otherwise be expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     42.24. Tenant's execution of this Lease; is conditioned upon Landlord's execution on or before the thirtieth (30th) day following the date of this Lease.

     42.25. Tenant recognizes that the General Partner of Landlord (i) is licensed as an attorney in the State of California; (ii) is acting entirely on behalf of Landlord in this Lease; and (iii) has no fiduciary relationship with Tenant.

     42.26. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     42.27. All of Tenant's obligations under this Lease (together with interest on payment obligations at the rate of 10% per annum or the maximum amount allowed by law if that rate is higher than 10%) accruing prior to expiration or other termination of this Lease survive the expiration or other termination of this Lease. Further, all of Tenant's releases and indemnification, defense and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

     42.28. With the exception of the real estate brokerage commission, if any, payable to the party/parties identified in the Definitions section, pursuant to separate written agreement with Landlord, and which commission Landlord hereby agrees to pay, each of the Parties represents to the other Party that it has not incurred, and agrees to protect, defend, indemnify and hold harmless the other Party from and against, any real estate commission, finder's fee or other compensation arising out of or in connection with this Lease or the transaction of which this Lease is a part.

         EXECUTED as of the day and year first above written, at San Diego County, California.


LANDLORD                                  TENANT

NONAR ENTERPRISES,                        VERSAFORM CORPORATION,

a California general partnership          a California corporation



By: /s/ Michael P. Cafagria              By: /s/ Ronald S. Saks
--------------------------------         --------------------------------
Michael P. Cafagria,                     Ronald S. Saks,
General Partner                          President

RIDER TO NET INDUSTRIAL LEASE DATED September 12, 2003 (THE "PRIMARY LEASE", AND, TOGETHER WITH THIS RUDER, THE "LEASE"), BY AND BETWEEN NONAR ENTERPRISES, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD"), AND VERSAFORM CORPORATION, A CALIFORNIA CORPORATION ("TENANT") FOR CERTAIN PREMISES LOCATED AT 1377 SPECIALTY DRIVE, VISTA, CALIFORNIA.

ANY OTHER TERM OR PROVISION IN THE PRIMARY LEASE TO THE CONTRARY NOTWITHSTANDING, TO THE EXTENT THAT THE TERMS AND PROVISIONS OF THIS RIDER ARE INCONSISTENT WITH THE TERMS AND PROVISIONS OF THE PRIMARY LEASE, THE TERMS AND PROVISIONS OF THIS RIDER SHALL CONTROL AND GOVERN.

         1. Tenant shall have the right to contest any tax, fee or assessment to be wholly or partially paid or reimbursed by Tenant and Landlord agrees to use reasonable efforts to cooperate with such efforts of Tenant. Tenant shall have the option of paying such obligations under protest, on the condition that Tenant provides Landlord with reasonable security in connection therewith.

         2. All rights and privileges of the Parties hereto shall be subject to the condition that the same may be exercised by them only in a good faith and commercially reasonable manner.

         3. In no event shall either Party hereto have any remedy against the other for damages, or for equitable relief of any kind, which exceeds the damage or injury actually sustained by such Party, it being the intent of the Parties hereto that neither Party may obtain double or multiple recovery or any recovery in excess of such actual damage or injury.

         4. In no event shall exemption, indemnification or hold harmless obligations of either Party contained in the Primary Lease be construed as requiring one Party (the "Protecting Party") to exempt, indemnify or hold harmless the other Party (the "Protected Party") or any other person or entity except for damages or injuries actually sustained by the Protected Party and proximately caused by the acts or omissions of the Protecting Party or its employees, agents or invitees. In no event shall any waiver of claims by the Protecting Party against the Protected Party or limitations on liability in the Primary Lease be construed to waive or limit any claims for damage or injury proximately caused by an act or omission, or any negligence or misconduct, of the Protected Party or its employees, agents or invitees

         5. No sale or conveyance by Landlord of the Lot, the Building or the Premises or any interest therein shall relieve Landlord of its obligations under this Lease accruing on or prior to such sale or conveyance.

         6. Tenant reserves the right, without Landlord's approval, to sublet or assign the Premises or any part thereof to any affiliate of Tenant, to any successor of Tenant resulting from a merger, consolidation or other corporate restructuring, to any entity under the common control of Tenant, and to any partner or joint venturer of Tenant. However, Tenant shall provide Landlord with all information required by Article 25 of this Lease about any successor in interest. In the event Tenant undertakes the foregoing assignment or subletting, such assignee or subtenant shall have all rights of Tenant under this Lease, including, but not limited to, options to extend the Term of this Lease.

         7. The text of Article 23 of this Lease shall be replaced with the following:

         "In the event the Premises or Building shall be partially or totally destroyed by fire or other casualty, the damage to the Premises or Building shall be promptly repaired and restored by Landlord, at its sole cost and expense, unless Landlord or Tenant shall elect to terminate this Lease as hereinafter provided. In the event the Premises are partially or totally destroyed, then Tenant's obligation to pay rental shall be abated: (i) to the extent that Landlord receives proceeds from loss of rents insurance, and in proportion to the amount of the Premises rendered unusable for the conduct of Tenant's business, until the Premises are repaired and restored. In no event shall Landlord be required to repair or replace Tenant's Personal Property. If more than thirty-five percent (35%) of the floor area of the Premises or more than thirty-five percent (35%) of the floor area of the Building shall be destroyed by fire or other casualty, then Landlord or Tenant may elect to terminate this Lease by giving written notice to the other Party of its election to so terminate, such notice to be given within sixty (60) days after the occurrence of such damage or destruction.

         In the event of any damage or destruction to the Premises which cannot be repaired and restored by Landlord within one hundred twenty (120) days from the occurrence of such damage or casualty (as reasonably determined by Tenant), or in the event that Landlord fails to commence (and diligently complete) repair and restoration of any such damage or casualty within thirty (30) days of the occurrence of such damage or casualty, then Tenant shall have the further option to terminate this Lease effective immediately by providing written notice to Landlord.

         Nothing herein shall obligate Landlord to restore or repair the Premises in the event damage or destruction to the Premises is not covered by insurance required to be carried by Landlord hereunder."

         8. Landlord shall not discriminate against Tenant in the enforcement of any Rules and Regulations. Furthermore, notwithstanding anything contained in this Lease to the contrary, Tenant shall abide by and observe the Rules and Regulations as may be promulgated from time to time by Landlord, provided the same are in conformity with common practice and usage in similar buildings, are not inconsistent with the provisions of this Lease, and apply to all tenants and occupants of the Building, and provided further that a copy thereof is received by Tenant.

         9. Tenant may, without the prior written consent of Landlord, subject the leasehold estate created by this Lease as amended from time to time, and its personal property, equipment and trade fixtures to a leasehold mortgage and/or security agreement to secure financing or other obligations which Tenant may obtain or incur from time to time. In connection with any such leasehold mortgage and/or security agreement, Landlord will, promptly following receipt of written request therefor, provide to Tenant's lender(s) an estoppel agreement confirming whether or not this Lease has been amended, whether or not there are any uncured defaults under this Lease, and such other matters pertaining to the Lease as such lender(s) may reasonably require.

         10. Landlord (i) acknowledges that as of the date of this Lease, the insurance required to be carried by Tenant under this Lease is currently issued by Kemper Insurance Company and/or its affiliates and (ii) agrees that the policies issued to Tenant by such companies in effect as of the date hereof are acceptable for the purposes of satisfying the requirements of Section 20.9 of this Lease only through the expiration date of such policies (January 4, 2004) after which time Tenant will arrange for insurance coverage by one or more companies that will meet the requirements set forth in the Lease.

         11. After request therefore by Tenant, or in the event that upon any assignment or hypothecation of the Premises by Tenant, an estoppel certificate shall be required from Landlord, Landlord agrees to deliver a certificate to any proposed lender or assignee, or to Tenant, certifying: (1) the Commencement Date; (2) the fact that this Lease. is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (3) the date to which the rental and other sums payable under this Lease have been paid; (4) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Landlord's statement; and (5) such other reasonable factual statements requested by Tenant, or any proposed lender and/or assignee. Landlord and Tenant intend that any mortgagee, beneficiary, assignee or prospective assignee of the Tenant's interest in the Premises or any interest therein, may rely upon any statement delivered pursuant to this paragraph. Landlord shall deliver the certificate, in the form proposed by the requesting entity, within fifteen (15) business days after the request is received by Landlord. Landlord's failure to deliver such statement within such time shall be conclusive upon Landlord that this Lease is in full force and effect, except as and to the extent any modification has been represented by Tenant, and that there are no uncured defaults in Tenant's performance and that not more than one month's rent has been paid in advance. Such failure also constitutes a default of this Lease. In such event, Landlord is estopped from denying the truth of the facts contained in the statement submitted to Landlord.

         12. Intentionally omitted.

         13. Tenant may from time to time discontinue business operations in all or any portion of the Premises as Tenant, in its discretion, may deem necessary to accommodate the needs of Tenant's business and in such event, provided that Tenant continues to perform all of its obligations under this Lease, Tenant shall not be deemed to have abandoned the Premises under Section 36 of this Lease.

         14. Landlord shall maintain complete and accurate records of all Operating Expenses incurred in connection with the Premises, the Building, the Lot, the Unit Shared Use Areas and the Project. Tenant shall have the right to inspect such records at Tenant's sole cost and expense, at the office of the property manager for the Building during said property manager's normal business hours, upon five (5) days prior written notice. Landlord shall not be obligated to provide Tenant with detailed summaries or receipts for any Operating Expenses incurred by or on behalf Landlord; but Landlord shall provide Tenant with one or more statements setting forth (i) Landlord's actual costs for such expenses, categorized by class and amount; (ii) the actual amount due from Tenant for Tenant's pro rata share of such expenses and (iii) the sum of the estimated monthly installments paid by Tenant during the applicable calendar year or property fiscal year. Notwithstanding the aforesaid, unless Tenant asserts specific errors within ninety (90) days after receipt of any invoice, or year-end statement, it shall be deemed that said invoice, or year-end statement, is correct. If Tenant disputes any Operating Expense billed to Tenant and such dispute has not been resolved prior to the time any disputed amount is due to Landlord under this Lease, Tenant's payment of any such disputed amount will not affect Tenant's rights with regard to such disputed amount. If such dispute cannot be resolved by good faith negotiations between Landlord and Tenant within sixty (60) days after Tenant gives Landlord notification of such dispute, then Tenant may request an audit of the disputed matter from an independent certified public accountant acceptable to Landlord and Tenant whose decision shall be based on commercial real estate practices in the San Diego County area, including utilizing GAAP if applicable, and shall be final and binding upon the parties. If there is a variance of ten percent (10%) or more in the aggregate between said decision and Landlord's determination regarding the disputed amount, Landlord shall pay the cost of said audit. If the variance is less than ten percent (10%), Tenant shall pay the cost of said audit. If such dispute is resolved in Tenant's favor, Landlord shall credit any overpayment (together with interest from the time of such overpayment at the annual rate of 5 %) toward the next installment of Base Rent and/or installment of additional rent falling due or pay such overpayment to Tenant within thirty (30) days. of the date on which such dispute is resolved.

         15. "Taxes" shall not include any municipal, state or federal income or excess property taxes assessed against Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or corporation franchise taxes imposed upon the owner of the fee of the Property, any taxes that may be levied upon or against any personal property of Landlord, and any tax that may be levied on account of any real property of Landlord other than the Property, any franchise, capital stock, excise, social security, unemployment, sales, use or withholding tax or any other tax, assessment, imposition, levy or charge levied or assessed against Landlord and which has no direct relation to the Property, and which would not become a lien against the Property, except for the failure of Landlord or someone else to pay the same.

         16. Sections 6.18 through 6.31 of this Lease are deleted in their entirety and the following is substituted in lieu thereof:

         "6.18. Tenant shall not use, store, manufacture, dispose of or discharge any "Hazardous Materials" (as hereinafter defined) from or on the Premises or any other portion of the Premises; provided, however, that, as part of Tenant's operations in the Premises, Tenant may use, store, dispose of or discharge the Hazardous Materials (and related materials) including without limitation those materials listed on Exhibit E attached hereto and made a part hereof (the "Permitted Tenant Materials"), so long as Tenant complies with all Laws in doing so.

         6.19. Subject to the provisions of Section 6.21 of this Lease, Tenant agrees to defend, indemnify and hold harmless Landlord and Landlord's agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature (including, without limitation, expert fees, penalties, fines, removal, clean-up, transportation, disposal and restoration expenses, reasonable consultants' fees and reasonable attorneys' fees), arising out of any injury or damage to any person, property or business, including that of Landlord, resulting from any use, storage, disposal, discharge or existence of Hazardous Materials (including, without, limitation, any Permitted Tenant Materials) upon the Premises by Tenant or Tenant's agents, employees, contractors or invitees, unless and to the extent the placement thereof upon the Premises was caused by Landlord, its agents, employees or contractors. Further, upon the expiration or earlier termination of this Lease, Tenant shall remove all Permitted Tenant Materials from the Premises and return the Premises to Landlord in conformance with all Laws related to Hazardous Materials, subject to the provisions of Section 6.21 of this Lease and unless and to the extent the placement of any Hazardous Materials upon the Premises was caused by Landlord, its agents, employees or contractors.

         6.20. If Tenant receives an order or other direction from any federal, state or local court, governmental entity, unit, department or agency having jurisdiction over the Premises ("Regulatory Agency") to take any corrective action with respect to the Premises (any such order or direction being hereinafter referred to as an "Order") under any environmental law regarding the use, storage, disposal, discharge or existence of Hazardous Materials upon the Premises by Tenant or Tenant's agents, employees, contractors and invitees, Tenant shall provide Landlord a copy of the Order within fifteen (15) business days following Tenant's receipt of the Order. Prior to Tenant's compliance with any such Order, Tenant shall have the right, at Tenant's cost and expense, to challenge or contest the validity or application of any such Order and Tenant may delay compliance therewith until final determination of such proceeding. Landlord, at Tenant's cost and expense, shall reasonably cooperate with Tenant and deliver any appropriate papers or other documents which may be necessary or proper to permit Tenant so to contest the validity or application of any such Order. Promptly following Tenant's receipt of any such Order, or if Tenant shall challenge or contest any such Order, promptly following the final determination of any such proceeding, Tenant shall commence and diligently and in good faith pursue the completion of any corrective action required by the Order, as the same may be revised in any such final proceeding. If Landlord shall receive any such Order, directly from a Regulatory Agency, Landlord shall provide Tenant a copy of the Order received by Landlord within fifteen (15) business days following Landlord's receipt of the Order. The obligations of Tenant under this Section 6.20 with respect to any matter covered by an Order received by Landlord are conditioned on Landlord timely providing a copy of the Order received by Landlord to Tenant as provided herein.

         6.21. If Tenant receives an Order to take any corrective action under any environmental law regarding the use, storage, disposal, discharge or existence of Hazardous Materials upon the Premises by Landlord or any third party other than Tenant or Tenant's agents, employees, contractors and invitees, Tenant shall provide Landlord a copy of the Order received by Tenant within fifteen (15) business days following Tenant's receipt of the Order. Prior to Landlord's compliance with any such Order, Landlord shall have the right, at Landlord's cost and expense, to challenge or contest the validity or application of any such Order and Landlord may delay compliance therewith until final determination of such proceeding. Tenant, at ]Landlord's cost and expense, shall reasonably cooperate with Landlord and deliver any appropriate papers or other documents which may be necessary or proper to permit Landlord so to contest the validity or application of any such Order. Promptly following Landlord's receipt of a copy of such Order from Tenant, or if Landlord shall challenge or contest any such Order, promptly following the final determination of any such proceeding, Landlord shall commence and diligently and in good faith pursue the completion of any corrective action required by the Order, as the same may be revised in any such final proceeding. The obligations of Landlord under this Section 6.21 with respect to any matter covered by an Order are conditioned on Tenant timely providing a copy of the Order received by Tenant to Landlord; provided, however, that if Landlord should receive an Order directly from a Regulatory Agency, Landlord shall comply with any, such Order in accordance with the provisions of this Section 6.21 (including Landlord's right to challenge or contest the validity or application of any such Order as provided herein).

         6.22. For purposes of this Lease, the term "Hazardous Materials" shall be defined as all substances presently designated or hereafter designated as being hazardous substances under any Laws, and all other wastes and substances, now or hereafter defined as hazardous, toxic, dangerous or otherwise regulated under federal, state or local environmental law or regulation, including (but not limited to) explosives, radioactive materials, polychlorinated biphenyls (PCBs), petroleum products, asbestos, asbestos containing materials and radon gas."

         17. Sections 11.1 and 11.2 of this Lease are deleted in their entirety and the following is substituted in lieu thereof

         "11.1. Tenant shall have Two (2), Five (5)-year option(s) to extend the Term of this Lease (each such option to extend is hereinafter referred to as an "Option to Extend" and each such additional extension period of five (5) years is hereinafter referred to as an "Extension Term"), subject to the following conditions precedent: (i) no Event of Default exists at the time Tenant exercises the applicable Option to Extend; and
                  (ii) Tenant shall give Landlord notice in writing at least six
                  (6) months prior to the expiration of the initial Term or the first Extension Term, as the case may be, that Tenant intends to extend the Term (each such notice is hereinafter referred to as an "Option Notice"). Each Extension Term shall be subject to all of the terms and conditions of this Lease, except that the amount of Base Rent to be paid by Tenant during each such Extension Term shall be adjusted to 95% of the then "Prevailing Market Rate" (as hereinafter defined).

         11.2. "Prevailing Market Rate" shall mean the prevailing market rent per rentable square foot per month as of the date of the Option Notice for comparable space in the Building or any other comparable building located in the Project, and for a lease term comparable to the applicable Extension Term. If there is no such comparable space in the Project being offered to prospective tenants for a comparable lease term during the six (6) months immediately preceding the date of the Option Notice, the Prevailing Market Rate shall be based upon the prevailing market, rent being charged for comparable space and lease term in buildings comparable to the Building in the Vista, California metropolitan area ("Market Area") with similar amenities and taking into consideration location, leasehold improvements, the term of the lease required, the total amount of space within the Premises, the extent of all services to be provided and such other factors generally used by MAI appraisers in determining rental values for properties similar to the Premises. Regardless of whether the applicable proposed new Base Rent to be charged for the Premises during the applicable Extension Term is based upon the then Prevailing Market Rate for comparable space and lease term for a building in the Project, or based upon the then Prevailing Market Rate for comparable space and lease term in comparable buildings in the Market Area, in no event will rent which has not been set or adjusted during the six (6) months immediately preceding the date of the Option Notice be considered "prevailing" or "current".

         11.3. Within thirty (30) days of Landlord's receipt of the Option Notice for an applicable Extension Term, Landlord shall notify Tenant in writing of the then Prevailing Market Rate, as determined by Landlord and the proposed amount of Base Rent to be paid during the applicable Extension Term. Tenant shall have until thirty (30) days after Tenant's receipt from Landlord of such proposed Base Rent adjustment to notify Landlord in writing as to whether Tenant accepts or rejects the proposed Base Rent adjustment. If Tenant fails to respond to Landlord's proposed Base Rent adjustment within said thirty
                  (30) day period or Tenant timely notifies Landlord in writing that Tenant accepts the proposed Base Rent adjustment, then the proposed Base Rent adjustment shall be the Base Rent payable by Tenant during the applicable Extension Term. If Tenant timely notifies Landlord that Tenant rejects the proposed Base Rent adjustment submitted to Tenant by Landlord, then the Base Rent for the applicable Extension Term shall be determined according to the following procedure:

                  11.3.1. Within ten (10) days after the expiration of the thirty (30) day period provided for above, each of Tenant and Landlord shall appoint, by written notice to the other, an MAI appraiser (A) having at least ten (10) years experience in appraising commercial property comparable to the Premises in the Market Area, and (B) currently certified under the continuing education program of The Appraisal Institute, or its successors or assigns (any such appraiser meeting the foregoing requirements to be hereinafter called an "Appraiser"). If Tenant or Landlord fails to appoint an Appraiser during such ten (10) day period, then the Appraiser appointed by the party not failing to make such appointment shall determine the Base Rent payable during the applicable Extension Term. Otherwise, the Appraisers appointed as aforesaid shall, for a period of thirty
                            (30) days following their appointment, attempt to agree upon the. Base Rent for the applicable Extension Term using the standards set forth above. If said Appraisers are unable to agree upon the such Base Rent within such thirty (30) day period, then within ten (10) days after the expiration of said thirty (30) day period, said Appraisers shall appoint a third Appraiser. In case said Appraisers shall refuse or are unable to agree upon a third Appraiser, then such third Appraiser shall be appointed by the then acting president of the San Diego Chapter of The Appraisal Institute, or its successors or assigns, or if such president shall be unwilling to make such appointment;, then such third appraiser shall be selected by drawing from a pool of two (2) or more Appraisers, which such president deems qualified. For a period of thirty (30) days after the appointment of such third Appraiser, each of the three (3) Appraisers shall independently determine the amount of Base Rent to be paid during the applicable Extension Term, using the standards set forth above, and the Base Rent determination which is neither the highest nor lowest of the determinations of the Base Rent determinations made by such three (3) Appraisers shall be the Base Rent payable during the applicable Extension Term.

                  11.3.2. Each party shall bear the cost of the Appraiser appointed by or on behalf of it and if the third
                            Appraiser is appointed, the cost of such third Appraiser shall be divided equally between the parties. In performing their work hereunder, the Appraisers shall (i) employ all of those techniques and approaches used by MAI appraisers in the ordinary course of their work to complete an appraisal in accordance with the standards of professional practice and code of professional ethics of The Appraisal Institute, or its successors or assigns, and (ii) conform to the uniform standards of professional appraisal practice.

         11.4 If Tenant properly exercises the Option to Extend, Landlord and Tenant shall execute an amendment to this Lease reflecting the terms and conditions of the applicable Extension Term, within thirty (30) days after the determination of the Base Rent to be paid by Tenant during said Extension Term.

         18. Landlord and Tenant acknowledge that, in accordance with the provisions of the Americans with Disabilities Action (the "ADA"), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Landlord and Tenant. Notwithstanding anything to the
contrary   contained  in  this  Lease,   Landlord  and  Tenant  agree  that  the
responsibility for compliance with the ADA shall be allocated as follows: (i) Tenant shall be responsible for compliance with the provisions of Title III of the ADA with respect to the construction by Tenant of any Tenant Improvements or Alterations, (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA in providing all of Landlord's Work required under this Lease, exclusive, however, of any improvements to the Premises constructed by Landlord strictly in accordance with Tenant generated plans and specifications; and (iii) Landlord the portions of the Building, the Lot, the Unit Shared Use Areas and the Project which Landlord is obligated to repair, maintain or replace. Landlord and Tenant each agree to indemnify and hold each other harmless from and against any claims, damages, costs, and liabilities arising out of Landlord's or Tenant's failure, or alleged failure, as the case may be, to comply with Title III of the ADA as set forth above, which indemnification obligation shall survive the expiration or termination of this Lease. Landlord and Tenant each agree that the allocation of responsibility for ADA compliance shall not require Landlord or Tenant to supervise, monitor, or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth herein. The allocation of responsibility for ADA compliance between Landlord and Tenant, and the obligations of Landlord and Tenant established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this section.

         19. Sections 15.1 through 15.4 of this Lease are deleted in their entirety and the following is substituted in lieu thereof:

         15.1. The schedule attached to this Lease as Exhibit "F" sets forth Landlord's and Tenant's agreements as to how the "Building Operating Expenses", "Unit Common Area Expenses" and "Project Common Area Expenses" listed on such schedule are to be billed and paid during the Term. With respect to those Building Operating Expenses, Unit Common Area Expenses and Project Common Area Expenses which Landlord shall bill Tenant for reimbursement, the total of such expenses billed to Tenant for each calendar year (as prorated for any period less than a calendar year) shall not exceed an amount equal to 103% of the total amount of such expenses billed to Tenant for the immediately preceding calendar year (as prorated for any period less than a calendar year). However, when Tenant, occupies Suite C, the Operating Expenses shall change accordingly.

         15.2. With respect to those expenses designated on Exhibit "F" as being expenses which Landlord shall bill Tenant for Tenant's pro-rata share during the first year of the Lease, such expenses shall be paid monthly on the first day of each calendar month. The monthly amount to be paid by Tenant shall be an amount equal to Landlord's best estimate (based on Landlord's budgeted figures) of Tenant's monthly pro rata share of each such expense. Landlord estimates that the Tenant's monthly pro rata share of such expenses will be approximately $1,100.00 per month during the first year of the Lease. Within ninety (90) days following the end of the first year of the Lease, Landlord shall furnish Tenant with a statement covering such year (certified as correct by an authorized representative of Landlord, or if requested by Tenant by a certified public accountant, at Tenant's expense) showing (i) the total amount of such expenses paid by Landlord during such year; (ii) the amount of Tenant's pro rata share of such expense; and (iii) the payments made by Tenant with respect to such year. If Tenant's payments exceed the actual amount of Tenant's pro rata share of such expenses, Tenant shall be entitled to offset the excess against the next payments due Landlord as set forth in this Article. However, if Tenant's pro rata share of such expenses exceeds the total amount of Tenant's payments to Landlord for such year, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement.

         15.3. The "Building Operating Expenses", "Unit Common Area Expenses" and "Project Common Area Expenses" billed to Tenant by Landlord shall not include the following (the cost of which shall be borne by Landlord): (1) real estate brokerage and leasing commissions; (2) cost of alterations of any other tenant's premises; (3) marketing or advertising costs to solicit new tenants; (4) wages, salaries, fees, and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord not having direct day to day responsibility for operating or providing services to the Building; (5) cost of repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain, or any expense for which
                  Landlord is compensated by another source including without limitation proceeds of insurance or agreements of indemnity or surety bonds or guaranties; (6) Landlord's general overhead;
                  (7) costs for  sculptures,  paintings or other objects of art;
                  (8) ground lease rentals, principal or interest: payments, refinancing charges or points, or penalties resulting from late payments by the Landlord, or depreciation; (9) costs incurred in connection with the cure or correction of latent defects at the Building and costs incurred in connection with the removal or clean-up of Hazardous Substances by Landlord pursuant to the terms of this Lease; (10) costs incurred in connection with renovating or otherwise improving or decorating, painting or redecorating leased space for other tenants or other occupants or vacant tenant space, other than common areas; (11) any costs, fines or penalties incurred due to actual or alleged violations by Landlord of any governmental rule or authority; (12) cost of legal, accounting and other professional services incurred by Landlord, and costs of audits of any kind; (13) costs incurred to make major repairs or replacements of any defective initial construction of the Building and related appurtenances regardless of how such costs are characterized under generally accepted accounting principles and (14) costs of capital improvements.

         20. Landlord agrees to, and hereby does, indemnify, defend and save harmless Tenant, its officers, agents and employees from all claims, actions, demands, damages, costs, expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any real or claimed loss, damage or liability arising out of Landlord's activities in, on or at the Premises, the Building, the Lot and the Unit Shared Use Areas or any repairs or alterations which may be made to the Premises, the Building, the Lot and the Unit Shared Use Areas by Landlord, its agents, contractors or employees or occasioned in whole or in part by the act or omission of Landlord, its agents, contractors, employees or invitees, or any breach of this Lease by Landlord, except to the extent directly attributable to the negligence or willful misconduct of Tenant.

         IN WITNESS WHEREOF, the parties hereto have caused this Rider to be executed on the date first above written.


                                    LANDLORD:

                                    NONAR ENTERPRISES, a California general
                                    partnership


                                    By: /s/ Michael Cafagna
                                    ------------------------------------------
                                    Name:  Michael Cafagna
                                    Title:  General Partner


                                    TENANT:

                                    VERSAFORM CORPORATION, a California
                                    corporation


                                    By: /s/ Ronald S. Saks
                                    ------------------------------------------
                                    Name:  Ronald S. Saks
                                    Title: President